As filed with the Securities and Exchange Commission on January 28, 2016

Securities Act File No. 333-173306
Investment Company Act File No. 811-22545

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post Effective Amendment No. 17	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 22	[X]

(Check appropriate box or boxes)

CENTRE FUNDS
(Exact Name of Registrant as Specified in Charter)

48 Wall Street, Suite 1100, New York, New York 10005
(Address of Principal Executive Offices)

1-212-918-4705
(Registrant’s Telephone Number, including Area Code)

James Abate, 48 Wall Street, Suite 1100, New York, New York 10005
(Name and Address of Agent for Service)

Copies of Communications to:

Paul M. Miller
Seward & Kissel LLP
901 K Street, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective:

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Centre American Select Equity Fund

Investor Class (Ticker:DHAMX)	Institutional Class (Ticker: DHANX)

Centre Global ex-U.S. Select Equity Fund

Investor Class (Ticker: DHGRX)	Institutional Class (Ticker: DHGLX)

Centre Multi-Asset Real Return Fund

Investor Class (Ticker:DHMRX)	Institutional Class (Ticker: DHMUX)

Centre Active U.S. Treasury Fund

Investor Class (Ticker: DHTRX)	Institutional Class (Ticker:DHTUX )

Centre Active U.S. Tax Exempt Fund

Investor Class (Ticker: DHBRX)	Institutional Class (Ticker: DHBIX)

Each a series of

CENTRE FUNDS

PROSPECTUS
January 28, 2016

This prospectus contains information about the Centre American Select Equity Fund, Centre Global ex-U.S. Select Equity Fund, Centre Multi-Asset Real Return Fund, Centre Active U.S. Treasury Fund and Centre Active U.S. Tax Exempt Fund, each a series of Centre Funds  (the “Trust”), that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY OF CENTRE AMERICAN SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Centre American Select Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price	None
Redemption Fee (as a percentage of amount redeemed; charged upon any redemption of shares within 90 days of the purchase of such shares)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees[1]	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.36%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	1.33%	1.11%
Fee Waiver and/or Expense Reimbursement[2]	-0.28%	-0.16%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)	1.05%	0.95%

[1]
Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund's average daily net assets for the first $1 billion and 0.70% of the Fund's average daily net assets thereafter.

[2]
The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has entered into a written expense limitation agreement (the “Expense Limitation Agreement”), under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to an annual rate of  1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares.  To the extent the Fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher.  After January 31, 2017, the Expense Limitation Agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Expense Limitation Agreement may not remain in effect after January 31, 2017. If the Expense Limitation Agreement is not renewed, the Fund's expenses will be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$107	$394	$702	$1,575
Institutional Class	$97	$337	$596	$1,336

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the New York Stock Exchange (“NYSE”) (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar minimum market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, exchange-traded funds (“ETFs”), and other securities noted below.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added (EVA)1  framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

The Fund’s portfolio may consist of common stocks, preferred stocks, cash and certain derivative products and investment company securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industry sectors and market capitalizations. The Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may also, from time to time, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on the S&P 500 Index), for temporary cash management or investment transition purposes. For example, the Adviser may invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio or overall capital protection. The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing common stocks, preferred stocks, and investment company securities investments.  The Fund will not use derivatives to obtain leverage for the Fund but derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. To the extent that the Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance of the staff of the Securities and Exchange Commission (the “SEC”).

[1]
EVA® is a registered service mark of EVA Dimensions LLC. Economic Value Added (EVA) - An estimate of a firm's economic profit - being the value created in excess of the required return of the company's investors (being shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm's capital. The idea is that value is created when the return on the firm's economic capital employed is greater than the cost of that capital.

The Fund may invest in other investment companies, including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets. The Fund may also invest in real estate investment trust (“REIT”) securities of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or possess similar market capitalization characteristics (greater than $3.0 billion) and trading volume attributes. REITs are collective investment vehicles which are designed to invest in real estate.

The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.  There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary.

Portfolio Turnover Risk. The Adviser will sell portfolio securities when it believes that it is in the interests of the Fund and its shareholders to do so. Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

PERFORMANCE INFORMATION

The following performance information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.  The following information shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns.  The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

The bar chart depicts the change in performance from year to year during the periods indicated.  The table compares the Fund’s average annual total returns for the periods indicated to a broad-based securities market index.  The index is not actively managed and not available for direct investment.  The bar chart and performance table assume reinvestment of dividends and distributions.  The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

Annual Total Returns for the Last 4 Calendar Years – Investor Class Shares

Annual Total Returns (Years Ended December 31) - Investor Class Shares

Best Quarter:	1st Quarter, 2012	+13.79%
Worst Quarter:	2nd Quarter, 2012	-3.55%

Average Annual Total Returns – Investor Class Shares
(for the periods ended December 31, 2015)

	1 Year	Since Inception (December 21, 2011)
Investor Class Shares*
Return Before Taxes	1.61%	12.54%
Return After Taxes on Distributions	-0.77%	9.57%
Return After Taxes on Distributions and Sale of Fund Shares	2.91%	8.90%
S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	1.38%	15.57%

*
After tax returns are shown for Investor Class shares only since the Investor Class has the longest period of annual returns and will vary for Institutional Class shares, which have different expenses.

**
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table below.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”).  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

MANAGEMENT OF THE FUND’S PORTFOLIO

Centre Asset Management, LLC, the Adviser, serves as the investment adviser to the Fund.

James A. Abate, Managing Director and Chief Investment Officer of the Adviser, has served as the portfolio manager of the Fund since its inception in December 2011.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting 1-855-298-4236, online at www.centrefunds.com or by writing to:

Centre Funds
Centre American Select Equity Fund
P.O. Box 295
Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class Shares and $1,000,000 for Institutional Class Shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY OF CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Centre Global ex-U.S. Select Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed; charged upon any redemption of shares within 90 days of the purchase of such shares)	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.81%	0.82%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	2.06%	1.82%
Fee Waiver and/or Expense Reimbursement[1]	-0.61%	-0.57%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)	1.45%	1.25%

[1]
The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to an annual rate of 1.45% of the average daily net assets of the Investor Class shares, and 1.25% of the average daily net assets of the Institutional Class shares.  To the extent the Fund incurs any interest, taxes, litigation, brokerage, or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher.  After January 31, 2017, the expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the expense limitation agreement may not remain in effect after January 31, 2017. If the expense limitation agreement is not renewed, the Fund's expenses will be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$148	$587	$1,052	$2,338
Institutional Class	$127	$517	$932	$2,088

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization foreign (non-U.S.) companies located throughout the world. Generally, under normal market conditions, more than 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in non-U.S. companies. The 80% portion of the Fund’s portfolio may consist of investments in companies that are members of the MSCI All Country World Ex-USA Index or possess similar minimum market capitalization and trading volume attributes. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include large-capitalization U.S. companies, small-cap and mid-cap (non-U.S. and U.S.) companies with market capitalizations of less than $3.0 billion, preferred stock, exchange-traded funds (“ETFs”), and other securities noted below.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value.  The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities.  The Adviser utilizes a disciplined, Economic Value Added (EVA) framework to select investments.  The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value.  In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth.  The framework seeks to identify and exploit these investment opportunities.  The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate a favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment.  Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

The Fund’s portfolio may consist of common stocks, preferred stocks, depositary receipts, cash, real estate investment trusts (“REITs”), and certain derivative products and investment company securities.  The Fund’s common stock investments may consist of exchange-listed equities from companies across various industry sectors and market capitalizations.  The Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may also, from time to time, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on major indexes, like the Dow Jones Stoxx Europe 600 Index, or other similar regional or country exchange-traded futures), for temporary cash management or investment transition purposes. For example, the Adviser might invest in index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio or overall capital protection, including risks related to the Fund’s exposure to foreign currencies.  The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing common stocks, preferred stocks, and investment company securities investments.  The Fund will not use derivatives to obtain leverage for the Fund, but derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. To the extent that the Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance of the staff of the U.S. Securities and Exchange Commission (the “SEC”).

The Fund may invest in other investment companies including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets.

The Fund may invest a substantial portion of its net assets in emerging market securities as well as engage in transactions in foreign currencies.  There is no limit on the amount of the Fund’s portfolio which may be invested in emerging market securities.

The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed.  The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.  A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Foreign Securities Risk.  The Fund will invest in foreign securities, which involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk.  The Fund will invest in foreign securities in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging market securities.  Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable.  Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries.  The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all.  An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.  The Fund is not limited in the amount of assets that it may invest into emerging market securities; therefore, the Fund is at a greater risk of loss due to the risks of investing in emerging market countries if the Fund invests a significant portion of its assets in such countries.

Risks of Investing in Undervalued Securities.  Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Sector Risk.   Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary.

Portfolio Turnover Risk.  The Adviser will sell portfolio securities when it believes that it is in the interests of the Fund and its shareholders to do so. Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Political/Economic Risk.  Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

PERFORMANCE INFORMATION

The following performance information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The following information shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns.  The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

The bar chart depicts the change in performance from year to year during the periods indicated.  The table compares the Fund’s average annual total returns for the periods indicated to a broad-based securities market index.  The index is not actively managed and not available for direct investment.  The bar chart and performance table assume reinvestment of dividends and distributions.  The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

Annual Total Returns for the Last 4 Calendar Years – Institutional Class Shares

Annual Total Returns (Years Ended December 31) - Institutional Class Shares

Best Quarter:	1st Quarter, 2012	+12.07%
Worst Quarter:	3rd Quarter, 2015	-11.63%

Average Annual Total Returns – Institutional Class Shares
(for the periods ended December 31, 2015)

	1 Year	Since Inception (December 21, 2011)
Institutional Class Shares*
Return Before Taxes	-2.98%	4.95%
Return After Taxes on Distributions	-3.27%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	-1.44%	3.40%
MSCI ACWI Ex-USA (All Country World Ex-USA) Index** (reflects no deduction for fees, expenses, or taxes)	-5.25%	5.99%

*
After tax returns are shown for Institutional Class shares only since the Institutional Class has the longest period of annual returns and will vary for Investor Class shares, which have different expenses.

**
The MSCI ACWI Ex-USA (All Country World Ex-USA) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of international developed and emerging markets.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table below.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

MANAGEMENT OF THE FUND’S PORTFOLIO

Centre Asset Management, LLC, the Adviser, serves as the investment adviser to the Fund.

Xavier Smith, Investment Director of the Adviser, has served as the portfolio manager of the Fund since September 2014.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting 1-855-298-4236, online at www.centrefunds.com or by writing to:

Centre Funds
Centre Global ex-U.S. Select Equity Fund
P.O. Box 295
Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class Shares and $1,000,000 for Institutional Class Shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY OF CENTRE MULTI-ASSET REAL RETURN FUND

INVESTMENT OBJECTIVE

The Centre Multi-Asset Real Return Fund (the “Fund”) seeks real return.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.89%	0.89%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	2.14%	1.89%
Fee Waiver and/or Expense Reimbursement[1]	0.00%	0.00%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)	2.14%	1.89%

[1]
The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has contractually agreed, pursuant to a written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2017 to the extent necessary to limit the current operating expenses of each class of shares of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees but exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the Expense Limitation Agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund’s fees and expenses to which the Fund would otherwise be subject, to an annual rate of 1.25% of the average daily net assets of the Investor Class shares  and 1.00% of the average daily net assets of the Institutional Class shares.  After January 31, 2017, the Expense Limitation Agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party.  The Adviser may receive reimbursement of any amount waived pursuant to the Expense Limitation Agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Expense Limitation Agreement will remain in effect only through January 31, 2017 so  the Fund’s expenses thereafter will be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$217	$670	$1,148	$2,469
Institutional Class	$192	$594	$1,021	$2,209

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Principal Investment Strategies of the Fund

The Fund seeks real return, which is total return that exceeds U.S. inflation over a full inflation cycle, which is typically 5 years. The Fund seeks to achieve its investment objective by using a flexible, fundamentally-driven tactical allocation strategy that is diversified across various broad asset classes, including U.S. and foreign (non-U.S.) equity securities (such as common stocks, preferred stocks and shares of registered open-end companies), fixed income securities (such as bonds, notes, bills and other obligations issued by corporations and the U.S. government, including Treasury Inflation-Protected Securities (“TIPS”), which are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation), exchange-traded notes (“ETNs”) and exchange-traded funds (“ETFs”) whose returns track commodity indices (such as an index that tracks the Dow Jones-UBS Commodity Index or the price of gold bullion), or real estate investment trust (“REIT”) indices, and cash and cash equivalents.  In any period shorter than a full inflation cycle, the returns of the Fund may be volatile relative to the Consumer Price Index or may lag behind inflation.

The Fund is structured as a limited “fund of funds,” meaning that it seeks to achieve its investment objective by investing directly in securities and in other registered open-end investment companies, primarily those managed by the Adviser (the “Underlying Funds”).  The Fund also invests a portion of its assets in TIPS, and commodity-linked and/or REIT-linked ETNs and ETFs.

Under normal market conditions, the Adviser intends to allocate the Fund’s investments among Underlying Funds, equity securities, fixed income securities, TIPS, ETNs and ETFs that have returns linked to commodity indices or REIT indices, and cash and cash equivalents. The Adviser invests in Underlying Funds based on each Underlying Fund’s principal investment strategy and asset class. The Underlying Funds, in turn, invest directly in a variety of U.S. and foreign equity securities (including common stock and preferred stock) and fixed income securities. In selecting Underlying Funds that provide exposure to equity or fixed income securities, or in considering the allocation of Fund assets among the Underlying Funds, the Adviser considers the Underlying Funds’ foreign and domestic investments, market capitalization ranges, investment styles, yield, duration, and other relevant attributes. The Adviser monitors the Fund’s allocations among the Underlying Funds and may modify weightings based on its view of current market, inflation and economic conditions and the Adviser’s overall investment approach. Generally, the Fund will not invest more than 35% of its assets in a single Underlying Fund. The Fund is not required to invest a minimum portion of its assets in any one Underlying Fund.

The Adviser may invest Fund assets in ETNs or ETFs linked to commodity indices to provide the Fund with exposure to the commodities markets to include the price of gold bullion without investing directly in physical commodities and to hedge the Fund’s portfolio against consequences from inflation across other asset classes.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options for temporary cash management or investment transition purposes. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing positions in the Fund’s portfolio or overall capital protection. The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing investments.  The Fund will not use derivatives to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. To the extent that the Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance of the staff of the Securities and Exchange Commission (the “SEC”).

In response to adverse market, economic or political conditions, or when the Adviser believes that market or economic conditions are unfavorable, the Fund may invest up to 100% of the Fund’s assets temporarily in cash, cash equivalents or other high quality short-term investments.  Such investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The Adviser may also invest Fund assets in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Principal Investment Strategies of the Underlying Funds

Currently, the Underlying Funds are the Centre American Select Equity Fund, Centre Global ex-U.S. Select Equity Fund, Centre Active U.S. Treasury Fund, and Centre Active U.S. Tax Exempt Fund.

●	Centre American Select Equity Fund. Centre American Select Equity Fund is a diversified fund and normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies (i.e., companies which are incorporated in the U.S. and list their common stock on and principally trade on the New York Stock Exchange (the “NYSE”), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market). The 80% portion of the fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar minimum market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs and other securities. The fund’s portfolio may consist of common stocks, preferred stocks, cash and certain derivative products and investment company securities.

●	Centre Global ex-U.S. Select Equity Fund. Centre Global ex-U.S. Select Equity Fund is a diversified fund and normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization foreign (non-U.S.) companies located throughout the world. Generally, under normal market conditions, more than 80% of the fund’s net assets, plus borrowings for investment purposes, will be invested in non-U.S. companies. The 80% portion of the fund’s portfolio may consist of investments in companies that are members of the MSCI All Country World Ex-USA Index or possess similar minimum market capitalization and trading volume attributes. The remaining 20% of the fund’s net assets, plus borrowings for investment purposes, may include large-capitalization U.S. companies, small-cap and mid-cap (non-U.S. and U.S.) companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs, and other securities. The fund’s portfolio may consist of common stocks, preferred stocks, depositary receipts, cash, REITs, and certain derivative products and investment company securities.

●	Centre Active U.S. Treasury Fund. Centre Active U.S. Treasury Fund’s goal is to maximize investors’ total return through capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds (long-term government securities which pay interest every six months with various maturities), Treasury bills (short-term government securities with maturities ranging from a few days to 52 weeks), Treasury notes (government securities that are issued with various maturities and pay interest every six months), and TIPS. The Fund seeks to achieve its investment objective primarily by using an active interest rate management strategy that aims to capture general cyclical interest rate trends while allowing for the potential to benefit from short-term deviations. This strategy involves the use of a proprietary fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis.

●	Centre Active U.S. Tax Exempt Fund. Centre Active U.S. Tax Exempt Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, but may be unrated if they are determined to be of equivalent quality by the Adviser. The fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. From time to time, the fund's investments may focus in a certain state, region or sector of the municipal market.

Centre Asset Management, LLC serves as the investment adviser to each of Centre American Select Equity Fund, Centre Global ex-U.S. Select Equity Fund, Centre Active U.S. Treasury Fund, and Centre Active U.S. Tax Exempt Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will be successful in meeting its investment objective.

Risks Associated with the Fund’s Principal Investment Strategies

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Allocation Risk.  The ability of the Fund to achieve its investment objective is dependent upon the Adviser's ability to allocate Fund assets among asset classes and to select investments, including the Underlying Funds, within each asset class. You could lose money on your investment in the Fund as a result of the allocation of Fund assets. The allocation of Fund assets to different asset classes or investment styles within an asset class may have a more significant effect on the Fund’s net asset value (“NAV”) when one of those asset classes or styles is performing more poorly than the others.

Affiliated Fund Risk.  The Fund may invest a significant portion of its assets in Underlying Funds for which the Adviser serves as investment adviser. The Adviser is responsible for selecting the Underlying Funds. Underlying Funds may pay to the Adviser asset-based investment advisory fees that are higher than the investment advisory fee paid by the Fund to the Adviser. As a result, a conflict of interest may exist because the Adviser has an incentive to select a particular Underlying Fund for investment by the Fund.

Fixed Income Risk. Returns of fixed income securities will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. Other factors that may affect a debt security’s market price and yield include investor demand, changes in the financial condition of the issuer or other debt security issuers and economic conditions inside and outside the U.S.

Interest Rate Risk.  Changes in interest rates will affect the value of the Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates are beginning to rise. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Income Risk.   Because distributions are based on earnings, distributions to shareholders may decline when prevailing interest rates fall or when an issuer experiences defaults on debt securities it holds.

Credit Risk.  An issuer of debt securities may fail to make timely interest payments or repay principal when due. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Any change in the financial strength of an issuer or in the security rating of a security may affect the security's value and therefore the value of the Fund’s shares.

Underlying Fund Risk. The Fund may invest up to 35% of its assets in a single Underlying Fund. The Fund is not required to invest in all of the Underlying Funds. Because the Fund invests in some or all of the Underlying Funds, and the Fund’s performance relates, in part, to the performance of such Underlying Funds, the ability of the Fund to achieve its investment objective is related to the ability of the Underlying Funds to meet their investment objectives. In addition, Fund shareholders will bear indirectly the fees and expenses of the Underlying Funds.

Commodity Exposure Risk.  Although the Fund will not invest directly in physical commodities, it may still be affected by the risks associated with such investments as a result of its investments in ETNs or ETFs linked to commodity indices or reflective of the price of gold bullion. Indirect investments in commodities through such ETNs or ETFs present unique risks. Investing in commodities is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; political and economic events and policies inside and outside the U.S.; disease; pestilence; trade; technological developments; and monetary and other governmental policies, action and inaction.

TIPS-Related Risks. TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation. Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Tax-Related Risks. To qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986 (the “Code”), including asset diversification and income requirements, must be met.  If the Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. With respect to an investment in TIPS, adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included in the Fund’s gross income for tax purposes, even though the Fund did not receive cash attributable to such gross income. In such a case, the Fund may be required to make annual distributions to shareholders that exceed the cash it otherwise received. To meet such distribution requirements, the Fund may need to sell portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Risks Associated with the Underlying Funds’ Principal Investment Strategies

The following risks are risks associated with the Underlying Funds’ principal investment strategies.

Common Stock Risk.  The value of common stocks held by an Underlying Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of such Underlying Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by an Underlying Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in an Underlying Fund’s portfolio) may decline regardless of any company’s long-term prospects. An Underlying Fund’s performance per share will change daily in response to such factors.

Foreign Securities Risk. Investing in foreign securities involves investment risks different from those associated with U.S. securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than U.S. markets. It may be difficult to enforce contractual obligations, and it may take more time for trades to clear and settle.

Credit Risk.  Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect an Underlying Fund's net asset value. It is possible that a security held by an Underlying Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Changes in interest rates will affect the value of an Underlying Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. An Underlying Fund may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates are beginning to rise. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Emerging Market Risk. Investing in foreign securities in countries with newly organized or less developed securities markets typically involve greater risk. Economic structures in these emerging market countries are generally less diverse and mature than those in developed countries, and their political systems tend to be less stable. Investments in emerging market countries may be adversely affected by government restrictions on foreign investment, abrupt and severe price declines, potentially smaller securities markets and lower trading volumes, which may cause relative illiquidity and greater volatility than investments in developed countries. An Underlying Fund may have to accept a lower price for, or be unable to sell, a portfolio security at all, which can negatively impact the Underlying Fund’s value or prevent the Underlying Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Sector Risk. Sector risk is the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. To the extent that an Underlying Fund invests more heavily in a particular sector, the value of the Underlying Fund’s shares will be more sensitive to risks associated with that sector and its share price may fluctuate more widely than a fund that invested in a broader range of industries. In addition, changes in regulatory policies may have a material effect on the value of securities issued by companies in highly regulated sectors.

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an investment in securities denominated in a foreign currency or may widen existing losses.

Tax-Related Risks. As with the Fund, to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Code, including asset diversification and income requirements, must be met.  If an Underlying Fund were to fail to qualify as a regulated investment company under the Code, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact an Underlying Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which an Underlying Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of an Underlying Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect an Underlying Fund’s ability to achieve its investment objective.

Fixed Income Securities Risk.  Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund's ability to sell them.  As interest rates rise, the value of fixed income securities typically declines.

Income Risk. Income risk is the risk that the income received by an Underlying Fund may decrease as a result of falling interest rates.

TIPS-Related Risks. TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation. Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Duration Risk.  Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.  An Underlying Fund may use futures and options contracts for purposes of managing duration of an Underlying Fund's portfolio.  Using these instruments also involves risk.

Investment Adviser Risk. The Adviser’s implementation of an Underlying Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of an Underlying Fund to achieve its investment objectives.

Additional Risks.  Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, an Underlying Fund may experience greater price fluctuations when it holds securities with longer maturities. An Underlying Fund may be exposed to call risk, which is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce an Underlying Fund’s income if the proceeds are reinvested in securities with lower interest rates. In addition, an Underlying Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, such Underlying Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause a fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund with investments that are not focused in the same manner.

PERFORMANCE INFORMATION

The following performance information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.  The following information shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns.  The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

The bar chart depicts the change in performance from year to year during the periods indicated.  The table compares the Fund’s average annual total returns for the periods indicated to a broad-based securities market index.  The index is not actively managed and not available for direct investment.  The bar chart and performance table assume reinvestment of dividends and distributions.  The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

Annual Total Returns for the Last 3 Calendar Years – Institutional Class Shares

Annual Total Returns (Years Ended December 31) – Institutional Class Shares

Best Quarter:	3rd Quarter, 2013	+3.51%
Worst Quarter:	3rd Quarter, 2015	-4.70%

Average Annual Total Returns – Institutional Class Shares
(for the periods ended December 31, 2015)

	1 Year	Since Inception (October 9, 2012)
Institutional Class Shares*
Return Before Taxes	-2.14%	0.44%
Return After Taxes on Distributions	-2.61%	-0.60%
Return After Taxes on Distributions and Sale of Fund Shares	-0.82%	0.07%
US CPI Urban Consumers NSA Index**(reflects no deduction for fees, expenses, or taxes)	0.73%	0.68%

*
After tax returns are shown for Institutional Class shares only since the Institutional Class has the longest period of annual returns and will vary for Investor Class shares, which have different expenses.

**
The US CPI Urban Consumers NSA Index is the annual percentage change in the Consumer Price Index (CPI).  The CPI is an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table below.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”).  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

MANAGEMENT OF THE FUND’S PORTFOLIO

Centre Asset Management, LLC, the Adviser, serves as the investment adviser to the Fund.

James A. Abate, Managing Director and Chief Investment Officer of the Adviser, has served as the portfolio manager of the Fund since September 2013.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236, online at www.centrefunds.com or in writing at:

Centre Funds
Centre Multi-Asset Real Return Fund
P.O. Box 295
Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class Shares and $1,000,000 for Institutional Class Shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY OF CENTRE ACTIVE U.S. TREASURY FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize investors’ total return through capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.61%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	0.95%	1.02%
Fee Waiver and/or Expense Reimbursement[1]	-0.09%	-0.41%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)	0.86%	0.61%

[1]
The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has entered into a written expense limitation agreement, dated and effective as of November 4, 2013 (the “Expense Limitation Agreement”), under which it has agreed to limit through at least January 31, 2017 the total operating expenses of each class of shares of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), and acquired fund fees and expenses, to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares.  To the extent the Fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher.  After January 31, 2017, the Expense Limitation Agreement may be terminated, without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser.  The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board.  The Expense Limitation Agreement will automatically terminate if the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, (the “Advisory Agreement”) is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination.  The Adviser may recoup any waived or reimbursed amount pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Expense Limitation Agreement will remain in effect only through January 31, 2017, so the Fund’s expenses thereafter will be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$88	$294	$517	$1,157
Institutional Class	$62	$284	$523	$1,210

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 70%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s goal is to maximize investors’ total return through capital appreciation and current income.  Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds (long-term government securities which pay interest every six months with various maturities), Treasury bills (short-term government securities with maturities ranging from a few days to 52 weeks), Treasury notes (government securities that are issued with various maturities and pay interest every six months), and Treasury Inflation-Protected Securities (“TIPS”).  U.S. Treasury securities are fixed-rate debt obligations of the U.S. Treasury. TIPS are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation. TIPS pay interest every six months and are issued with maturities of 5, 10, and 30 years.

The Fund seeks to achieve its investment objective primarily by using an active interest rate management strategy that aims to capture general cyclical interest rate trends while allowing for the potential to benefit from short-term deviations. This strategy involves the use of a proprietary fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis.

The Adviser’s investment strategy with respect to the Fund focuses primarily on interest rates, the anticipated direction of interest rates month-over-month, duration, and management of duration. In managing the Fund, the portfolio manager utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. This investment methodology is based on the basic economic theory of interest rate behavior and combines measures of economic growth (e.g., employment growth), inflationary expectations (e.g., the behavior of precious metals prices) and certain market based factors (e.g., interest rate trends). The Adviser seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

In selecting investments for the Fund, the Adviser considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Adviser will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Adviser’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. The Adviser will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on the Adviser’s interest rate outlook. The Adviser will also assess the relative yields available on securities with different maturities and future changes in interest rates. The Adviser may select securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to lengthen the duration of the portfolio. Derivatives, such as exchange-traded futures on bond indices or U.S. Treasury notes and bonds, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. To the extent that the Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance of the staff of the Securities and Exchange Commission (the “SEC”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Before investing in the Fund, an investor should carefully consider his/her own investment goals, the amount of time available to leave money invested and the amount of risk he/she is willing to take. There can be no assurance that the Fund will be successful in meeting its investment objective.

Credit Risk.  Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security, including U.S. Treasury notes and bonds, may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect the Fund's net asset value. Although the Fund intends to invest only in high quality debt securities, primarily U.S. Treasury securities backed by the full faith and credit of the U.S. Treasury, it is possible that a security held by the Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates are beginning to rise. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Duration Risk.  Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates.

Fixed Income Securities Risk.  Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed income securities typically declines. A period of volatility in economic conditions or monetary policy leading to rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.   To the extent that the Fund is invested in fixed-rate Treasury obligations, the return on, and value of, an investment may fluctuate.

TIPS-Related Risks.  TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation.  Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. Furthermore, because the Fund seeks returns relating to changes in interest rates over time and management of duration, the Fund’s performance may be more adversely affected than that of other funds if the Adviser’s interest rate forecasts are incorrect.

You could lose money by investing in the Fund.

PERFORMANCE INFORMATION

The following performance information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.  The following information shows the performance of Investor Class shares only.  The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

The bar chart depicts the change in performance from year to year during the periods indicated.  The table compares the Fund’s average annual total returns for the periods indicated to a broad-based securities market index.  The index is not actively managed and not available for direct investment.  The bar chart and performance table assume reinvestment of dividends and distributions.  The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

Annual Total Returns (Years Ended December 31) – Investor Class Shares

Best Quarter:	3rd Quarter 2015	+1.49%
Worst Quarter:	4th Quarter 2015	-1.57%

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	Since Inception (January 21, 2014)
Institutional Class Shares
Return Before Taxes	0.06%	1.04%
Investor Class Shares*
Return Before Taxes	-0.16%	0.81%
Return After Taxes on Distributions	-0.18%	0.53%
Return After Taxes on Distributions and Sale of Fund Shares	-0.09%	0.49%
Barclays Capital U.S. Treasury Index** (reflects no deduction for fees, expenses, or taxes)	0.84%	2.64%

*	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.

**
The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as TIPS, are excluded. You cannot invest directly into an index.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table below.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”).  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Adviser, Centre Asset Management, LLC, serves as the Fund’s investment adviser.

T. Kirkham Barneby, Investment Director of the Adviser, has served as the portfolio manager of the Fund since its inception in January 2014.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236, online at www.centrefunds.com or in writing at:

Centre Funds
Centre Active U.S. Treasury Fund
P.O. Box 295
 Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class shares and $1,000,000 for Institutional Class shares and the minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY OF CENTRE ACTIVE U.S. TAX EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.44%	0.44%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	1.09%	0.84%
Fee Waiver and/or Expense Reimbursement[2]	-0.14%	-0.14%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)	0.95%	0.70%

[1]
Other Expenses of Investor Class shares are estimated amounts for the current fiscal year of the Fund, which ends September 30, 2016, and are based on the historical expenses of Class A shares of the Acquired Fund (as defined below). Other Expenses of Institutional Class shares are estimated amounts for the current fiscal year of the Fund, which ends September 30, 2016, and are based on the historical expenses of Class I shares of the Acquired Fund.

[2]
The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has entered into a written expense limitation agreement dated December 8, 2014 (the “Expense Limitation Agreement”), under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. (the “Acquired Fund”) into the Fund (the “Reorganization”) and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares.  After the Initial Term, the Expense Limitation Agreement may be terminated, without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser.  The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board.  The Expense Limitation Agreement will automatically terminate if the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, (the “Advisory Agreement”) is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination.  The Adviser may recoup any waived or reimbursed amount pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Expense Limitation Agreement will remain in effect only for the Initial Term, so the Fund’s expenses thereafter will be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 97	$333	$587	$1,315
Institutional Class	$72	$254	$452	$1,023

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), but may be unrated if they are determined to be of equivalent quality by the Adviser.

The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. From time to time, the Fund’s investments may focus in a certain state, region or sector of the municipal market.

In selecting investments for the Fund, the Adviser considers credit risk, yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Adviser will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Adviser’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. The Adviser will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on the Adviser’s interest rate outlook. The Adviser will also assess the relative yields available on securities with different maturities and future changes in interest rates. The Adviser may select municipal securities with varying maturities. If the market environment is defensive, characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to lengthen the duration of the portfolio. Derivatives, such as exchange-traded futures on bond indices or U.S. Treasury notes and bonds, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. To the extent that the Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance of the staff of the Securities and Exchange Commission (the “SEC”).

The Fund may also invest in taxable obligations. To the extent that the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund focused more on earning tax-free income. The Fund does not currently intend to acquire securities that are subject to the alternative minimum tax, but it is permitted to invest up to 20% of its net assets in such securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. The price of municipal securities will change in response to changes in general economic conditions, conditions within the municipal securities market, the financial condition of the issuer, political changes, interest rate changes and other factors. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Before investing in the Fund, an investor should carefully consider his/her own investment goals, the amount of time available to leave money invested and the amount of risk he/she is willing to take. There can be no assurance that the Fund will be successful in meeting its investment objective.

Credit Risk.  Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect the Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates are beginning to rise. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates.

Liquidity Risk. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell these securities at or near their perceived value. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed income securities generally go down. Where there is little or no active trading market for specific types of securities, the value of such securities and the Fund’s share price could decline.

Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested in securities with lower interest rates.

Tax Risk. Adverse tax developments could change the way the Fund’s income distributions may be treated for income tax purposes. While income distributions from the Fund will generally be exempt from federal income taxes, to the extent the Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will generally be taxable to shareholders. Distributions may be subject to applicable foreign, state and local taxes.

Focused Investing Risk. The Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause the Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund with investments that are not focused in the same manner.

Duration Risk.  Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund may use futures and options contracts for purposes of managing duration of the Fund’s portfolio. Using these instruments also involves risk.

Fixed Income Securities Risk.  Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell them.  As interest rates rise, the value of fixed income securities typically declines.
Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. Furthermore, because the Fund seeks returns relating to changes in interest rates over time and management of duration, the Fund’s performance may be more adversely affected than that of other funds if the Adviser’s interest rate forecasts are incorrect.

PERFORMANCE INFORMATION

Managed Municipal Fund, Inc., the Acquired Fund, was reorganized into the Fund on March 17, 2015. In the Reorganization, Class A shares of the Acquired Fund were exchanged for Investor Class shares of the Fund and Class I shares of the Acquired Fund were exchanged for Institutional Class shares of the Fund.

The information below is based on the performance of the combined Fund resulting from the Reorganization, and the performance of the Acquired Fund prior to the Reorganization on March 17, 2015 (during which time International Strategy & Investment Inc. (not Centre) managed the portfolio of the Acquired Fund). The performance of the Acquired Fund has been adjusted as necessary to reflect the respective fees of Investor Class shares and Institutional Class shares of the Fund.  Beginning March 17, 2015, performance information reflects the performance of the Fund, and the actual fees and expenses of Investor Class shares and Institutional Class shares of the Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table compares the average annual total returns of Investor Class shares of the Fund for the periods stated to those of broad-based market indices. Each index is not actively managed and not available for direct investment. The table also presents the impact of taxes on the returns of Investor Class shares.

Updated performance information for the Fund is available, free of charge, by calling the Fund at 1-855-298-4236 or online at www.centrefunds.com.

Annual Total Returns Acquired Fund (Investor Class shares)

During the periods shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended 12/31/2008) and the lowest return for a quarter was -4.55% (quarter ended 12/31/2010).

Average Annual Total Returns for Periods Ended December 31, 2015 – Tax Exempt Fund

	1 Year	5 Years	10 Years	Since Inception (October 7, 2010)
Investor Class Shares*
Return Before Taxes	1.96%	3.18%	3.11%	4.75%
Return After Taxes on Distributions**	1.44%	3.02%	2.98%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares**	2.26%	2.99%	3.05%	4.63%
Institutional Class Shares*
Return Before Taxes	2.22%	3.30%	N/A	2.29%
Barclays Capital Prerefunded Municipal Bond Index (reflects no deduction for fees, expenses or taxes)***	1.00%	1.82%	3.06%	1.52%***
Barclays Capital General Obligation Index (reflects no deduction for fees, expenses or taxes)***	3.09%	4.92%	4.70%	3.89%***

*	Inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010.

**	After tax returns are shown for the Investor Class shares only and will vary for Institutional Class shares, which have different expenses.

***	The Barclays Capital Prerefunded Municipal Bond Index is a market value weighted index comprised of pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. To be included in the index, bonds must have an explicit or implicit credit rating of AAA. The Barclays Capital General Obligation Index is reflective of general municipal market performance and is comprised of investment grade state and local general obligation bonds with six to eight years remaining until maturity.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an investor’s tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (each, an “IRA”).

MANAGEMENT OF THE FUND’S PORTFOLIO

The Adviser, Centre Asset Management, LLC, serves as the Fund’s investment adviser.

T. Kirkham Barneby, Investment Director of the Adviser, has served as the portfolio manager of the Fund since March 2015.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236, online at www.centrefunds.com or in writing at:

Centre Funds
Centre Active U.S. Tax Exempt Fund
P.O. Box 295
Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class shares and $1,000,000 for Institutional Class shares and the minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. The Fund intends to distribute tax-exempt income. A portion of the Fund's distributions may, however, be subject to federal income tax.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT POLICIES AND RISKS

An investment in the Centre American Select Equity Fund (the “American Equity Fund”), Centre Global ex-U.S. Select Equity Fund (the “Global ex-U.S. Equity Fund”), Centre Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), Centre Active U.S. Treasury Fund (the “Treasury Fund”), and Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”) (each, a “Fund” and collectively, the “Funds”) should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be appropriate investment vehicles if they want to invest in the Funds for a short period of time.

General.  Each Fund’s portfolio will be exposed to a variety of securities, such as common stocks, preferred stocks, fixed income securities, securities in other investment companies and/or cash. To the extent that a Fund invests in common stock, such investments may include investments in exchange-listed equities issued by companies across various industry sectors and market capitalizations. To the extent that a Fund is exposed to preferred stock, such investments may be represented by investments made when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. A Fund may also invest in fixed income securities.

A Fund may also invest in derivatives, cash management instruments and other instruments to help manage interest rate exposure, hedge or protect a Fund’s underlying assets, or enhance returns. A Fund may be exposed to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Management. Each Fund is actively managed and could experience losses if the judgment of the Adviser about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the investment decisions of the Adviser will produce the desired results. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of a Fund.  In addition, because the Multi-Asset Real Return Fund seeks returns exceeding the rate of inflation over time, the Fund’s performance may be more adversely affected than that of other funds if the Adviser’s inflation forecasts are incorrect.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. In the event that a Fund, or any investment company in which a Fund invests, takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Derivative Risk. One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Each of the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund has a policy to limit the notional value of derivative investments by a Fund’s net asset value, after taking into account existing stock and investment company securities investments. Each of the Treasury Fund and the Tax Exempt Fund may sell U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to shorten the duration of the portfolio and, in such cases, each of the Treasury Fund and the Tax Exempt Fund has a policy to limit the notional value of derivative investments by a Fund’s net asset value, after taking into account existing fixed income investments. Conversely, each of the Treasury Fund and the Tax Exempt Fund may purchase U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to lengthen the duration of the portfolio and, in such cases, each of the Treasury Fund and the Tax Exempt Fund has a policy to limit the notional value of derivative investments by a Fund’s net asset value. As a result, losses in a Fund’s derivative investments could result in a Fund being called upon to meet obligations in an amount more than the principal amount invested in a derivative instrument or in excess to that Fund’s net asset value, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Risks Related to Investing in Other Investment Companies. The Multi-Asset Real Return Fund is structured as a limited “fund of funds,” meaning that it seeks to achieve its investment objective by investing directly in securities and in other registered open-end investment companies, primarily the Underlying Funds.

Each of the American Equity Fund, the Global ex-U.S. Equity Fund, the Treasury Fund and the Tax Exempt Fund may also invest up to 10% of the Fund’s net assets in other investment companies, such as ETFs and closed-end funds. These Funds will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”). These Funds will also not invest in securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or on Section 12(d)(1)(F) of the 1940 Act. Except as otherwise provided herein, any of these Funds may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

To the extent that a Fund invests in other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in such other investment company shares. You may indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by a Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Value Style. Each of the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund may have an investment style that emphasizes “value stocks,” which means that the stocks trade at less than the prices at which the Adviser believes they would trade if the market reflected all factors relating to the issuers’ worth. A value investment style involves the risk that a stock’s price may not increase as expected, and may even decline in value. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security. To the extent that the performance of the American Equity Fund, the Global ex-U.S. Equity Fund, or the Multi-Asset Real Return Fund is adversely affected by its investment in value stocks or, with respect to the Multi-Asset Real Return Fund, an Underlying Fund’s investment in value stocks, Fund performance may be negatively affected as a result.

Growth Style. Each of the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund may seek to invest in companies that, in the view of the Adviser, have potential for growth. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perceived growth potential of a company is not realized, then the securities purchased by a Fund may not perform as expected and that Fund’s return will be reduced. To the extent that a Fund’s performance is adversely affected by its or, with respect to the Multi-Asset Real Return Fund, an Underlying Fund’s, investment in growth stocks, the Fund’s performance may be negatively affected as a result.

Risks of Investing in REITs. Each of the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund may invest in REITs, and ETNs and ETFs that have returns linked to REIT indices. An investment in REITs is subject to the risks associated with owning real estate and with the real estate industry generally, including difficulties in valuing and disposing of real estate; the risk of declines in real estate values and economic conditions; possible adverse changes in the climate for real estate; environmental liability risks; the risk that property taxes and operating expenses will increase; possible adverse changes in zoning laws; the risks of casualty or condemnation losses, rent limitations and adverse changes in interest rates and the credit markets; and the risk of pre-payment by borrowers. In addition, a REIT may default on its obligations or go bankrupt. To the extent that a Fund invests in REITs, the Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Small-Cap and Mid-Cap Securities Risk. Each of the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund may invest in securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. Investing in such companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, and their prices may be more volatile.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. A Fund may face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the Fund’s shares and, with respect to fixed income securities, rising interest rates and lower a decreasing capacity of dealers in the secondary market to make markets in such securities. An increase in interest rates due to the tapering of the Federal Reserve’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases.

Cash Management Instruments and Temporary Defensive Positions. A Fund may use cash management instruments and other instruments to help manage interest rate duration or to protect the Fund’s assets or enhance returns. A Fund may also, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. In the event that a Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Funds.

Change of Investment Strategy.  Each of the American Equity Fund, the Global ex-U.S. Equity Fund, the Treasury Fund and the Tax Exempt Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”).  The 80% Policy is a non-fundamental investment policy that can be changed by a Fund upon 60 days’ prior written notice to shareholders.  Each Fund must comply with its 80% Policy at the time the Fund invests its assets.  Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Tax Treatment.  For an investment in a Fund to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986 (the “Code”), including asset diversification and income requirements, must be met.  If a Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

Adviser.  Centre Asset Management, LLC is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a fundamentally-driven active asset manager formed in late 2005 and began operating in 2006.  Centre offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam Investments resulting in Sanlam Investments making a majority equity investment into the firm. Centre is an independently operated investment partner within the Sanlam Investments business cluster, which is an investment management business managing and advising over $7.8 billion in assets as of December 31, 2015 through a range of international funds and segregated accounts that span the asset class spectrum. Sanlam Investments’ clients include both institutions and retail clients from across the globe. Sanlam International Investments USA Holdings, Inc. and James Abate have a controlling interest in Centre, as they each own more than 25% of Centre’s voting securities. As of December 31, 2015, Centre had approximately $850.9 million in assets under management.

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Subject to the general oversight of the Board of Trustees of the Trust (the “Board”), the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives and reviewing the investment strategies and policies of each Fund.
Portfolio Management

American Equity Fund and Multi-Asset Real Return Fund

James A. Abate, MBA, CPA, CFA, is a Trustee of the Trust and the portfolio manager of the American Equity Fund and the Multi-Asset Real Return Fund. He also serves as the Managing Director and Chief Investment Officer of the Adviser. Prior to Centre Asset Management, Mr. Abate was US Investment Director for GAM, responsible for the start-up and portfolio management of the firm's in-house strategies focused on the large cap segment of the US equity market. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management responsible for approximately $5 billion in assets. Previously, he was a Manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John's University and formerly was a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling, and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions and other various publications; and other writings (with Professor J. Grant, Ph.D.) on the EVA (Economic Value Added) approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and served as a commissioned officer in the U.S. Army.

Global ex-U.S. Equity Fund

Xavier Smith, MBA, CFA is the portfolio manager of the Global ex-U.S. Equity Fund. Mr. Smith serves as Investment Director at Centre Asset Management, LLC and is responsible for the firm's Global Select Equity strategy. Prior to joining Centre Asset Management in 2014, Mr. Smith was a Managing Director at Guggenheim Global Trading in New York where he was a Portfolio Manager responsible for the European Industrials Fundamental Equity Long/Short Portfolio. Before Guggenheim, Mr. Smith worked at Calypso Capital Management in New York as the Sector Head for the Global Industrials Sector where he was responsible for generating long and short fundamental equity investments for the fund. Prior to Calypso, Mr. Smith was an Executive Director at Goldman Sachs Asset Management in London, England. At Goldman Sachs, Mr. Smith was an Equity Analyst covering the Consumer Products, Healthcare, Industrials, and Technology sectors. Mr. Smith worked on Goldman Sachs' institutional UK, Pan-European, and Global portfolios. Mr. Smith joined Goldman Sachs after attaining his MBA from the Wharton School at the University of Pennsylvania. Prior to business school, Mr. Smith worked in information technology consulting at Ernst & Young. Mr. Smith graduated with honors from Tulane University and earned a degree in Economics. Mr. Smith is a CFA charterholder.

Treasury Fund and Tax Exempt Fund

T. Kirkham Barneby is the portfolio manager of the Treasury Fund and the Tax Exempt Fund. Mr. Barneby serves as Investment Director, Active Fixed Income, of the Adviser. Prior to joining the Adviser in 2014, Mr. Barneby served as Senior Managing Director and Portfolio Manager at Hudson Canyon Investment Counselors, LLC, where he was responsible for managing private account clients in the Active Interest Rate Management strategy. Prior to that, Mr. Barneby held the title of Chief Strategist & Portfolio Manager, Taxable Fixed Income at American Independence Financial Services. Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Mr. Barneby is a graduate of Southwest Missouri State College—now Missouri State University—with a Bachelor of Science Degree in Mathematics and Economics. Subsequently, he completed all course and exam requirements for a Doctorate in Economics at Oklahoma State University. He is a National Science, NDEA and Woodrow Wilson Fellow.

The Funds’ Statement of Additional Information (the “SAI”) provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Adviser Compensation

As compensation for the investment advisory services provided to the Funds, the Adviser receives monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
American Equity Fund	0.75%*
Global ex-U.S. Equity Fund	1.00%
Multi-Asset Real Return Fund	0.55%
Treasury Fund	0.40%
Tax Exempt Fund	0.40%

*
Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund's average daily net assets for the first $1 billion and 0.70% of the Fund's average daily net assets thereafter.

Disclosure Regarding Approval of Investment Advisory Contracts

A discussion regarding the Trustees’ basis for approving the investment advisory agreement relating to each of the American Equity Fund, the Global ex-U.S. Equity Fund (formerly known as the Centre Global Select Equity Fund), the Multi-Asset Real Return Fund, and the Treasury Fund may be found in the annual report to shareholders of such Fund for the period ended September 30, 2015.  A discussion regarding the Trustees’ basis for approving the investment advisory agreement relating to the Tax Exempt Fund may be found in the semi-annual report to shareholders of the Fund for the period ended March 31, 2015. You may obtain a copy of the annual and semi-annual reports, free of charge, by contacting the Funds by telephone at 1-855-298-4236 or in writing at: Centre Funds, P.O. Box 295, Denver, CO 80201.

BOARD OF TRUSTEES

Each Fund is a series of the Trust, an open-end management investment company that was organized as a Delaware statutory trust on March 17, 2011. Each series of the Trust is authorized to offer multiple classes of shares. The Trustees oversee the operations of the Funds and are responsible for the overall management of the Funds’ business affairs.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) distributes the shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor offers each Fund’s shares on a continuous, best-efforts basis.

INVESTING IN A FUND

Determining a Fund’s Net Asset Value

The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) per share after an order is received, subject to the order being received by the Fund in Good Form (as defined below). A Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of a Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

Securities held by the Funds are generally calculated at market value by quotations from the primary market in which they are traded. The Funds normally use third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.  To the extent that a Fund invests in registered open-end investment companies, the Fund’s NAV calculations with respect to such investments will be based upon the net asset values reported by such other investment companies, and the prospectuses for such investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  To the extent that a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund.  Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

PURCHASING SHARES OF THE FUNDS

Opening an Account

To purchase shares directly from a Fund, an Account Application must be completed, signed and delivered to the Fund.  If you have any questions about a Fund or need assistance with your Account Application, please call Shareholder Services at 1-855-298-4236.  Certain types of investors, such as trusts, corporations, associations or partnerships, may be required to furnish additional documents when they open an account.  These documents may include corporate resolutions, trusts and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship.  To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

You may purchase shares of the Funds by mailing a completed Account Application with a check payable to the applicable Fund to the Transfer Agent at the following address:

Centre Funds
P.O. Box 295
Denver, CO 80201

To obtain an Account Application, you can call 1-855-298-4236 or download an Account Application at www.centrefunds.com. Please indicate the class of shares in which you want to invest.

To open an account and make an initial investment by wire, please first complete an Account Application. After the Fund has received your completed Account Application, you will receive an account number for all subsequent wire transfers. Please ensure that your bank receives this account number as part of your wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians.  Please call Shareholder Services at 1-855-298-4236 to obtain the correct Account Application.

Important Information About Procedures For Opening A New Account

The Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act"). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Trust's chief compliance officer serves as its Anti-Money Laundering Compliance Officer. In compliance with the USA PATRIOT Act, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your Account Application as part of the AML Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact Shareholder Services at 1-855-298-4236 if you need additional assistance when completing your Account Application.

If a Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. Each Fund reserves the right to reject any application for any reason and to close an account within five (5) business days of a request for more information about an investor if clarifying information/documentation is not received.

Purchase Procedures

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor Class Shares	$5,000	$1,000
Institutional Class Shares	$1 million	$10,000

Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

Your purchase order will be affected at the NAV per share of the Fund next determined after receipt of your purchase request in Good Form. Purchase requests received by the Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day, will be effected at the NAV per share of the Fund determined on the next business day. Purchase requests must be received in Good Form by the Transfer Agent or an authorized financial intermediary.

A purchase order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount.

Each Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, each Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

Purchases of Fund shares may be made through certain financial intermediaries who are authorized to receive your purchase request in accordance with the standards described above. If you purchase shares through a financial intermediary, you may be charged a fee by the financial intermediary and you may be subject to higher investment minimums.

Adding to Your Account: You may add to your account with a Fund by sending a check for your additional investment payable to the Fund to the Transfer Agent at:

Centre Funds
P.O. Box 295
Denver, CO 80201

Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.
To make an initial investment by wire, please 1-855-298-4236 to inform us you will be wiring funds. Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236.
Please note that most banks charge fees when sending wires.
Subsequent purchases may be made online. Before you can make a subsequent investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” you will be able to create a new login ID and password.
You may establish an automatic investment plan when you open your account. To do so, please complete the automatic investment plan section of the account application. You may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.
Additional Purchase Information for Investing in a Fund

Choosing a Share Class

Each Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund.  Each class has its own expense structure.

Investor Class shares are subject to a distribution plan that, pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to pay distribution and shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders (the “12b-1 Plan”). Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge.

When you choose your class of shares of a Fund, you should consider the size of your investment and how long you plan to hold your shares.  Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.  If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares.  Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Conversion Features

If the current market value of a shareholder’s Investor Class shares is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or your financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted, even though the total dollar value will be the same.

Holders of Investor Class shares may convert their Investor Class shares for Institutional Class shares of the Fund provided that they: (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in this prospectus. A Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss.  However, investors should consult their own tax or legal advisor to discuss their particular circumstances.  Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the prospectus before requesting any such conversion.

If an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, each Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $1,000,000.  If additional investments are not made, then the Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes.  Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

REDEEMING SHARES OF THE FUNDS

You may redeem full and fractional shares of each Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer (and signature guarantee if applicable). The Transfer Agent may require that you provide additional documentation or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from a retirement account, you must complete the appropriate distribution form and provide employer authorization. Redemption requests received by the Transfer Agent or appropriate financial intermediary of the Fund (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on the next business day.

By Mail. To redeem shares, you should give instructions that specify the name of the Fund and number of shares or the dollar amount to be redeemed to:

Centre Funds
P.O. Box 295
Denver, CO 80201

Your instructions must be signed by all registered owners exactly as the account is registered.

By Telephone.  If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile. No Fund will be liable for following telephone instructions reasonably believed to be genuine. (Note that during drastic economic and market changes, telephone redemption privileges may be difficult to implement.)
Online. Before you can sell shares or redeem your investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.centrefunds.com. Select “Account Login,” and there you will be able to create a new login ID and password.

Through Financial Intermediaries. Redemptions may also be made through certain financial intermediaries that are authorized by the Funds to receive redemption requests in accordance with the standards described above.
Signature Guarantee. Signature guarantees may be required to help protect against fraud, to redeem corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Please contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

Payment for shares redeemed generally will be made within four (4) business days after receipt by the Transfer Agent of instructions and other required documents, all in Good Form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed seven (7) days from purchase) necessary to determine that the purchase check will be honored.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from you.  If you redeem shares through a financial intermediary, you may be charged a fee by the financial intermediary.

Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Shares of the Funds may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. The Funds will be deemed to have received an order that is in Good Form (defined below) when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such receipt.

The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of any of the Funds.

ADDITIONAL INVESTMENT INFORMATION

Same Day Transactions

Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Funds.

Verification of Shareholder Transaction Statements

You must contact a Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

Each Fund reserves the right to cancel a purchase request if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Small Accounts
Each Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days' prior written notice. If the fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind

Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind

Each Fund may, from time to time, accept subscriptions for shares against contribution in-kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

Anti-Money Laundering Program

As noted above, the Trust has adopted the AML Program which was designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the AML Program. Compliance officers at certain Trust service providers are also responsible for monitoring the program. The AML Program is subject to the continuing oversight of the Trustees.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of a Fund’s shares may present a number of risks to other shareholders of that Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds. The Trust, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with the Trust’s policies. Each Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Fund determines that a shareholder has engaged in more than one round-trip transaction in any of the Funds within a 30-day rolling period.

The Adviser intends to apply this policy uniformly. However, a Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Trust. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that a Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Trust may choose to accept further purchase and/or exchange orders from such investor account.

If you sell or exchange your shares of the American Equity Fund or the Global ex-U.S. Equity Fund after holding such shares for 90 days or less, a redemption fee of 2.00% may be deducted from the redemption amount.  For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.
EXCHANGING SHARES
If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of another Fund of the same class.
If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above.
You may only transfer between classes of Funds if you meet the minimum investment requirements for the class into which you would like to transfer.
Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this prospectus closely and consider the differences between the Funds.  Please note that since an exchange is the redemption of shares from one Fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

Your exchange will be effected at the NAV per share of the Fund and of the other Fund next determined after receipt of your request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other Fund determined on the next business day.

The Trust reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions.”

COMPENSATION FOR DISTRIBUTION AND SHAREHOLDER SERVICES

Pursuant to the 12b-1 Plan, Investor Class shares of the Funds may pay a fee to one or more persons or entities, including affiliates of the Fund, the Adviser and/or the Distributor, for rendering shareholder or distribution services, and for bearing any related expenses, with respect to those shares of the Fund.  The aggregate fee amount will not exceed 0.25% of a Fund’s average daily net assets attributable to its Investor Class shares.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges.  Additional information about distribution and shareholder service payments is in the SAI. You should ask your financial advisor for information about any payments it may receive in connection with Investor Class shares of a Fund, any services it provides to the Funds and any fees and/or commissions it charges.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Each of the American Equity Fund, Global ex-U.S. Equity Fund, and Multi-Asset Real Return Fund typically distributes its net income and capital gains one time during each calendar year, usually in December. Each of the Treasury Fund and Tax Exempt Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December. Certain of the Funds may have tax losses available for offsetting ordinary income and capital gains. These losses, based on existing tax law, may limit the ability of the Treasury Fund or Tax Exempt Fund to make monthly distributions to shareholders out of current ordinary income.

For the convenience of investors, a Fund will reinvest all income and capital gains distributions in full and fractional shares of that Fund, unless the shareholder elected to receive the distribution payments in cash.

The Tax Exempt Fund expects to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from federal income tax may be subject to foreign, state and local income taxes. The Tax Exempt Fund will inform you annually regarding the federal income tax treatment of dividends and distributions.

Although the American Equity Fund, Global ex-U.S. Equity Fund, Multi-Asset Real Return Fund and Treasury Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by these Funds, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares.

A Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of another Fund. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of a Fund for shares of a different Fund is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of a Fund for shares of another class of a Fund.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method each Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of a Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

ELECTRONIC DELIVERY OF DOCUMENTS

Electronic copies of account statements and confirmations, prospectuses, privacy notices, and annual and semi-annual reports will be available through the Funds’ website at www.centrefunds.com. Shareholders can sign up for electronic delivery of such documents by enrolling in the Funds’ electronic delivery program. To enroll, please contact the Funds at 1-855-298-4236.

CODES OF ETHICS

The Board has approved the Codes of Ethics (each, a “Code” and together the “Codes”) of the Trust, the Adviser, and the Distributor concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to a Fund or the Trust.

IDENTITY THEFT PROCEDURES

The Board has approved procedures designed to prevent and detect identity theft. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting policies and procedures under which the Trust votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling 1-855-298-4236. Information regarding how proxies related to the Funds’ portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling 1-855-298-4236, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has established a policy with respect to the disclosure of each Fund’s portfolio holdings. A description of this policy is provided in the SAI.

 ANNUAL STATEMENTS

The Trust will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions.

The Trust will also provide year-end tax information mailed to the shareholder by the applicable IRS deadline, a copy of which will also be filed with the IRS.

HOUSEHOLDING

To control costs associated with mailings on behalf of the Funds, the Funds may send only one copy of a prospectus, shareholder report or other shareholder communication to each household address that it has on record for shareholders living in the same home. This process, known as “householding,” does not apply to account statements, confirmations or personal tax information.  If you do not wish to participate in householding, or wish to discontinue householding at any time, call 1-855-298-4236.  The Funds will resume separate mailings to you within 30 days of your request.

FINANCIAL HIGHLIGHTS

CENTRE AMERICAN SELECT EQUITY FUND

The financial highlights are intended to help you understand the financial performance of the Centre American Select Equity Fund for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Centre American Select Equity Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended September 30, 2015, September 30, 2014, September 30, 2013 and the period from December 21, 2011 (inception) to September 30, 2012 was audited by the Fund’s previous independent registered public accounting firms. The report of the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2015, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

INVESTOR CLASS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013		For the Period December 21, 2011 (Inception) to September 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.08	$10.38		$11.79		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.06		0.09		0.07
Net realized and unrealized gain/(loss) on investments	(0.31)	1.73		0.97		1.72
Total income/(loss) from investment operations	(0.24)	1.79		1.06		1.79

DISTRIBUTIONS:
Net investment income	(0.17)	(0.09)		(0.18)		–
Net realized gains on investments	–	(0.00	)(c)	(2.29)		–
Total distributions	(0.17)	(0.09)		(2.47)		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 2)	0.00 (d)	0.00	(d)	0.00	(d)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.41)	1.70		(1.41)		1.79
NET ASSET VALUE, END OF PERIOD	$11.67	$12.08		$10.38		$11.79

Total Return(e)	(2.07%)	17.31%		12.30%		17.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$148,314	$116,045		$129,765		$24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.58%	0.53%		0.88%		0.69	%(f)
Operating expenses excluding reimbursement/waiver	1.33%	1.43%		1.51%		2.32	%(f)
Operating expenses including reimbursement/waiver	1.05%	1.05%		1.06	%(g)	1.25	%(f)

PORTFOLIO TURNOVER RATE	105%	72%		175%		67	%(h)

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Select Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(f)	Annualized.
(g)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

INSTITUTIONAL CLASS

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.05
Net realized and unrealized gain/(loss) on investments	(0.30)	0.64
Total income/(loss) from investment operations	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.17)	–
Net realized gains on investments	–	–
Total distributions	(0.17)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$11.69	$12.08

Total Return(b)	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.67%	0.65	%(c)
Operating expenses excluding reimbursement/waiver	1.11%	1.26	%(c)
Operating expenses including reimbursement/waiver	0.95%	0.95	%(c)

PORTFOLIO TURNOVER RATE	105%	72	%(d)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND

The financial highlights are intended to help you understand the financial performance of the Centre Global ex-U.S. Select Equity Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Centre Global ex-U.S. Select Equity Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2015, September 30, 2014, September 30, 2013 and the period from December 21, 2011 (inception) to September 30, 2012 was audited by the Fund’s previous independent registered public accounting firms. The report of the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2015, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

INVESTOR CLASS

	For the Year Ended September 30, 2015(a)	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$11.59	$12.06
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.13	(0.30)
Net realized and unrealized loss on investments	(1.29)	(0.17)
Total loss from investment operations	(1.16)	(0.47)

DISTRIBUTIONS:
Net investment income	(0.14)	–
Net realized gains on investments	(1.05)	–
Total distributions	(1.19)	–
NET DECREASE IN NET ASSET VALUE	(2.35)	(0.47)
NET ASSET VALUE, END OF PERIOD	$9.24	$11.59

Total Return(c)	(10.67%)	(3.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.22%	(1.30%	)(d)
Operating expenses excluding reimbursement/waiver	2.06%	2.69	%(d)
Operating expenses including reimbursement/waiver	1.45%	1.45	%(d)

PORTFOLIO TURNOVER RATE	97%	156	%(e)

(a)
Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Centre Global Select Equity Fund. Prior to January 21, 2014, the Fund was named the Drexel Hamilton Centre Global Select Equity Fund.

(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

INSTITUTIONAL CLASS

	For the Year Ended September 30, 2015(a)	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period December 21, 2011 (Inception) to September 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.59	$11.85	$11.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.21	0.20	0.21
Net realized and unrealized gain/(loss) on investments	(1.28)	(0.03)	1.12	1.22
Total income/(loss) from investment operations	(1.13)	0.18	1.32	1.43

DISTRIBUTIONS:
Net investment income	(0.14)	(0.14)	(0.21)	–
Net realized gains on investments	(1.05)	(0.30)	(0.69)	–
Total distributions	(1.19)	(0.44)	(0.90)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.32)	(0.26)	0.42	1.43
NET ASSET VALUE, END OF PERIOD	$9.27	$11.59	$11.85	$11.43

Total Return(c)	(10.38%)	1.42%	12.19%	14.30%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$18,504	$14,738	$14,526	$11,988

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.46%	1.77%	1.75%	2.06	%(d)
Operating expenses excluding reimbursement/waiver	1.82%	1.95%	2.20%	3.04	%(d)
Operating expenses including reimbursement/waiver	1.25%	1.25%	1.25%	1.25	%(d)

PORTFOLIO TURNOVER RATE	97%	156%	111%	87	%(e)

(a)
Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Centre Global Select Equity Fund. Prior to January 21, 2014, the Fund was named the Drexel Hamilton Centre Global Select Equity Fund.

(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

CENTRE MULTI-ASSET REAL RETURN FUND

The financial highlights are intended to help you understand the financial performance of the Centre Multi-Asset Real Return Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Centre Multi-Asset Real Return Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2015, September 30, 2014 and for the period October 9, 2012 (inception) to September 30, 2013 was audited by the Fund’s previous independent registered public accounting firms. The report of the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2015, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

INVESTOR CLASS

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period January 22, 2013 (Inception) to September 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$9.82		$9.41	$9.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.02)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.47)		0.43	(0.04)
Total income/(loss) from investment operations	(0.50)		0.41	(0.13)

DISTRIBUTIONS:
Net investment income	(0.19)		–	–
Net realized gains on investments	(0.07)		–	–
Total distributions	(0.26)		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.76)		0.41	(0.13)
NET ASSET VALUE, END OF PERIOD	$9.06		$9.82	$9.41

Total Return(c)	(5.17%)		4.36%	(1.36%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5		$5	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.30%)		(0.16%)	(1.01%	)(d)
Operating expenses excluding reimbursement/waiver(e)	1.25	%(f)	1.25%	1.39	%(d)
Operating expenses including reimbursement/waiver(e)	1.25	%(f)	1.25%	1.25	%(d)

PORTFOLIO TURNOVER RATE	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 1.17%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

INSTITUTIONAL CLASS

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period October 9, 2012 (Inception) to September 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$9.86		$9.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.00		0.01	0.50
Net realized and unrealized gain/(loss) on investments	(0.47)		0.42	(0.50)
Total income/(loss) from investment operations	(0.47)		0.43	–

DISTRIBUTIONS:
Net investment income	(0.20)		–	(0.57)
Net realized gains on investments	(0.07)		–	–
Total distributions	(0.27)		–	(0.57)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.74)		0.43	(0.57)
NET ASSET VALUE, END OF PERIOD	$9.12		$9.86	$9.43

Total Return(c)	(4.88%)		4.56%	0.05%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$55,506		$59,103	$56,182

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.01%)		0.09%	5.37	%(d)
Operating expenses excluding reimbursement/waiver(e)	1.00	%(f)	1.00%	1.24	%(d)
Operating expenses including reimbursement/waiver(e)	1.00	%(f)	1.00%	1.00	%(d)

PORTFOLIO TURNOVER RATE	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.91%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

CENTRE ACTIVE U.S TREASURY FUND

The financial highlights are intended to help you understand the financial performance of the Centre Active U.S. Treasury Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Centre Active U.S. Treasury Fund (assuming reinvestment of all dividends and distributions). The information has been audited by the Fund’s previous independent registered public accounting firm. The report of the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2015, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

INVESTOR CLASS

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.00	(b)
Net realized and unrealized gain on investments	0.13	0.07
Total income from investment operations	0.25	0.07

DISTRIBUTIONS:
Net investment income	(0.05)	–
Net realized gains on investments	(0.08)	–
Total distributions	(0.13)	–
NET INCREASE IN NET ASSET VALUE	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$10.19	$10.07

Total Return(c)	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

INSTITUTIONAL CLASS

	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.02
Net realized and unrealized gain on investments	0.19	0.07
Total income from investment operations	0.28	0.09

DISTRIBUTIONS:
Net investment income	(0.06)	–
Net realized gains on investments	(0.08)	–
Total distributions	(0.14)	–
NET INCREASE IN NET ASSET VALUE	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$10.23	$10.09

Total Return(b)	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.94%	0.29	%(c)
Operating expenses excluding reimbursement/waiver	1.01%	1.86	%(c)
Operating expenses including reimbursement/waiver	0.60%	0.60	%(c)

PORTFOLIO TURNOVER RATE	70%	439	%(d)

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

CENTRE ACTIVE U.S TAX EXEMPT FUND

The financial highlights are intended to help you understand the financial performance of the Centre U.S. Active Tax Exempt Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Centre Active U.S. Tax Exempt Fund (assuming reinvestment of all dividends and distributions). The Fund commenced operations on March 18, 2015. Amounts prior to March 17, 2015 reflect the operations of the Fund’s predecessor, the Acquired Fund. The information in the table for the years ended October 31, 2011 through October 31, 2014 was audited by the Acquired Fund’s independent registered public accounting firm. The information in the table for the period November 1, 2014 to September 30, 2015 has been audited by the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2015, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

INVESTOR CLASS

	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

NET ASSET VALUE, BEGINNING OF PERIOD	$10.68		$10.57	$11.18	$10.77	$10.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.19		0.22	0.24	0.27	0.28
Net realized and unrealized gain/(loss) on investments	(0.03)		0.19	(0.56)	0.41	0.02
Total income/(loss) from investment operations	0.16		0.41	(0.32)	0.68	0.30

DISTRIBUTIONS:
Net investment income	(0.19)		(0.22)	(0.24)	(0.27)	(0.28)
Net realized gains on investments	–		(0.08)	(0.05)	–	(0.07)
Total distributions	(0.19)		(0.30)	(0.29)	(0.27)	(0.35)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		0.11	(0.61)	0.41	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.65		$10.68	$10.57	$11.18	$10.77

Total Return(d)	1.51%		3.95%	(2.90%)	6.34%	2.93%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$41,127		$61,869	$83,371	$110,060	$104,342

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.90	%(e)	2.09%	2.20%	2.42%	2.65%
Operating expenses excluding reimbursement/waiver	1.09	%(e)	1.16%	1.04%	0.99%	1.01%
Operating expenses including reimbursement/waiver	1.03	%(e)(f)	1.16%	1.04%	0.99%	1.01%

PORTFOLIO TURNOVER RATE	32	%(g)	6%	13%	17%

(a)
Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged their shares for Investor Class shares of the Centre Active U.S. Tax Exempt Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, the net expense limitation changed to 0.95%. Prior to this date the Fund did not have an expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

INSTITUTIONAL CLASS

	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

NET ASSET VALUE, BEGINNING OF PERIOD	$10.62		$10.57	$11.19	$10.78	$10.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.21		0.24	0.27	0.30	0.31
Net realized and unrealized gain/(loss) on investments	(0.03)		0.14	(0.57)	0.41	0.03
Total income/(loss) from investment operations	0.18		0.38	(0.30)	0.71	0.34

DISTRIBUTIONS:
Net investment income	(0.21)		(0.25)	(0.27)	(0.30)	(0.31)
Net realized gains on investments	–		(0.08)	(0.05)	–	(0.07)
Total distributions	(0.21)		(0.33)	(0.32)	(0.30)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		0.05	(0.62)	0.41	(0.04)
NET ASSET VALUE, END OF PERIOD	$10.59		$10.62	$10.57	$11.19	$10.78

Total Return(d)	1.74%		3.64%	(2.75%)	6.60%	3.28%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,465		$7,969	$7,228	$6,523	$3,605

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.18	%(e)	2.31%	2.46%	2.66%	2.92%
Operating expenses excluding reimbursement/waiver	0.84	%(e)	0.92%	0.79%	0.74%	0.76%
Operating expenses including reimbursement/waiver	0.77	%(e)(f)	0.92%	0.79%	0.74%	0.76%

PORTFOLIO TURNOVER RATE	32	%(g)	6%	13%	17%	10%

(a)
Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged their shares for Institutional Class shares of the Centre Active U.S. Tax Exempt Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective March 17, 2015, the net expense limitation changed to 0.70%. Prior to this date the Fund did not have an expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

ADDITIONAL INFORMATION

CENTRE FUNDS

Additional information about each Centre Fund is available in the SAI, which is incorporated by reference into this Prospectus. Additional information about each Centre Fund’s investments is available in the Fund’s most recent annual and semi-annual reports to shareholders. The annual reports include a discussion of market conditions and investment strategies that significantly affected the Centre Fund’s performance during its last fiscal year.

The SAI and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Trust  (you may also request other information about a Fund or make shareholder inquiries) as follows:

By telephone:
1-855-298-4236

By mail:
Centre Funds
P.O. Box 295
Denver, CO 80201

By e-mail:
centrefunds@alpsinc.com

On the Internet:
www.centrefunds.com

Information about the Centre Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Centre Funds are available on the EDGAR Database on the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Investment Company Act file number: 811-22545

STATEMENT OF ADDITIONAL INFORMATION

Centre American Select Equity Fund

Investor Class (Ticker: DHAMX)  Institutional Class (Ticker: DHANX)

Centre Global ex-U.S. Select Equity Fund

Investor Class (Ticker: DHGRX)  Institutional Class (Ticker: DHGLX)

Centre Multi-Asset Real Return Fund

Investor Class (Ticker: DHMRX)	Institutional Class (Ticker: DHMUX)

Centre Active U.S. Treasury Fund

Investor Class (Ticker: DHTRX)   Institutional Class (Ticker: DHTUX)

Centre Active U.S. Tax Exempt Fund

Investor Class (Ticker: DHBRX)  Institutional Class (Ticker: DHBIX)

Each a series of

CENTRE FUNDS

January 28, 2016

P.O. Box 295
Denver, CO 80201
Telephone 1-855-298-4236

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated January 28, 2016 (the “Prospectus”) for Centre American Select Equity Fund (the “American Equity Fund”), Centre Global ex-U.S. Select Equity Fund  (the “Global ex-U.S. Equity Fund”) (formerly known as the Centre Global Select Equity Fund), Centre Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), Centre Active U.S. Treasury Fund (the “Treasury Fund”), and Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”) (each, a “Fund” and together the “Funds”), each a series of Centre Funds (the “Trust”), as the Prospectus may be revised from time to time. No investment in shares of a Fund should be made solely upon the information contained herein. To obtain a copy of the Prospectus, please call 1-855-298-4236 or write to the Funds at:

Centre Funds
P.O. Box 295
Denver, Colorado 80201

THE TRUST

Each Fund is a diversified series of the Trust, which was organized as a Delaware statutory trust and is registered as an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Funds’ investment adviser is Centre Asset Management, LLC (“Centre” or the “Adviser”).  The American Equity Fund, the Global ex-U.S. Equity Fund, the Multi-Asset Real Return Fund, the Treasury Fund and the Tax Exempt Fund are separate series of the Trust.

The Prospectus describes each Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions and include descriptions of certain types of investments that may be made by a Fund but are not principal investment strategies of the Funds.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

Each Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS

Closed-End Funds. A Fund may invest in closed-end funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market prices of closed-end investment companies tend to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. In addition, since many, but not all, closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares that are exchange-traded.

Equity Securities. The equity portion of a Fund’s portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies. With respect to any investment by each of the American Equity Fund, the Global ex-U.S. Equity Fund, the Treasury Fund and the Tax Exempt Fund in an unaffiliated investment company, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Funds will limit their investments in unaffiliated funds in accordance with these Section 12(d)(1)(A) limitations, except as otherwise provided herein and to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Funds to exceed such investment limits in unaffiliated investment companies. By investing in an investment company, a Fund will be subject to two layers of fees, because such investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors.  In addition, a Fund will be subject to the same risks that other investors experience when making such investments, including the risks of significant fluctuations in assets as a result of a cash sweep program or purchase and redemption activity by shareholders in such other funds.

None of the American Equity Fund, the Global ex-U.S. Equity Fund, the Treasury Fund or the Tax Exempt Fund may acquire any securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, which permits a mutual fund to invest in an unlimited amount of securities of another fund that is part of the same group of investment companies, or in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides an additional exception to the restrictions set forth in Section 12(d)(1)(A). Except as otherwise provided herein, any of these Funds may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an U.S. Securities and Exchange Commission (“SEC”) exemptive order.

The Multi-Asset Real Return Fund may, in certain circumstances, invest in an unaffiliated investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides that the restrictions set forth in Section 12(d) of the 1940 Act shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%.

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Exchange-Traded Funds.  A Fund may invest in exchange-traded funds (“ETFs”). Many ETFs acquire and hold securities of each company or other issuer, or a representative sampling of each company or other issuer, that make up a particular index with the intention of providing investment results that generally correspond to the price and yield performance of the relevant index. In contrast, actively managed ETFs are managed in a similar manner to that of other investment companies. An investment in an ETF generally presents the same primary risks as an investment in a non-exchange-traded investment company, and will have costs and expenses that will be passed on to the Fund, thereby increasing the Fund’s expenses. ETFs are also subject to additional risks, including: (i) the market price of an ETF’s shares may trade at a discount to net asset value, causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF’s shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock; (v) there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes.  A Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN’s redemption amount or its redemption date, and may not be required to maintain the ETN’s listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Money Market Instruments. A Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Fixed Income Securities.  Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations.  Fixed income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed income securities typically decline. Fixed income securities with longer durations (i.e., the measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

REITs. To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

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Treasury Inflation-Protected Securities.  A Fund may invest a portion of its assets in Treasury Inflation-Protected Securities (“TIPS”). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Debentures. A Fund may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Investments.  Transactions in derivatives, including futures and options, entail certain risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gain or loss, causing it to make or lose substantially more than it invested.

When used for hedging purposes, any losses incurred with a derivative should be offset by increases in the value of the securities a Fund holds or intends to acquire. A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior the Adviser expects to resemble the portfolio securities it is trying to hedge, but if the predictions of interest and currency rates, market value, volatility, or other economic factors are incorrect, the Fund may lose money, or may not make as much money as it expected. The Fund may also lose money if the Adviser incorrectly predicts securities market and interest rate trends.

From time to time, a Fund may invest in currency options contracts, the values of which are expected to correlate with exchange rates. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments precisely over time.   Before an option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Adviser intends to purchase an option for a Fund only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary or liquid market for the contract, a Fund may not be able to close out a position, and, as a result, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so, purchase or sell the instrument underlying the contract, cease hedging its investments and be unable to realize profits or limit its losses. A Fund may also, from time to time, hold contingent value rights.  A contingent value right is an instrument that commits an acquiring company to pay additional consideration to a target company’s shareholders upon the occurrence of certain triggering events.

Specific Risks of Purchasing and Writing Options.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

3

Futures Contracts

A Fund may purchase and sell exchange-traded futures contracts (“Futures Contracts”), including contracts on stock indices, bond indices, and U.S. Treasury Notes.  A Fund may purchase or sell Futures Contracts to hedge against market risk, common stock risk, sector risk, foreign securities risk, interest rate risk, duration risk, or  currency risk. Index based Futures Contracts provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier”. The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold by a Fund, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. A Fund incurs brokerage fees when it purchases and sells Futures Contracts.

An exclusion from the definition of a commodity pool operator has been claimed with respect to the Funds pursuant to CFTC Rule 4.5. In order to rely on the Rule 4.5 exclusion, a Fund must, and intends to, limit its investments in certain futures contracts, options on futures contracts and swaps and other commodity interests. Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums, and allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets.

Interest Rate Futures Contracts

Interest rate Futures Contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. Interest rate Futures Contracts will be used to shorten the duration of the portfolio and protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.  For example, if a Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it would if Futures Contracts were not used. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows a Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to lengthen the duration of the portfolio and hedge against anticipated purchases of longer-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of longer-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy longer-term bonds on the cash market. To the extent that a Fund enters into Futures Contracts for this purpose, the assets in the segregated account maintained to cover the Fund’s obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

Specific Risks of Futures Contracts

4

Although the Adviser believes the use of Futures Contracts for hedging purposes will benefit a Fund, the use of such contracts involves risks. If the Adviser’s judgment about the general direction of interest rates, equity indices, or currencies is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Various additional risks exist with respect to the trading of futures. For example, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund’s portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or U.S. Treasury security. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  A  Fund’s ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

Foreign Securities.  A Fund may invest in foreign securities and foreign currency contracts, as consistent with its stated investment objectives and restrictions.  Foreign securities and foreign currency contracts involve investment risks different from those associated with investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Rights and Warrants. A Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments, because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, and they do not represent any rights in the assets of the issuer. The value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser to the Fund feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

5

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Restricted and Illiquid Securities. A Fund may, subject to the Fund’s investment policies and restrictions, invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities. To the extent that a Fund invests in such securities, it could not ordinarily be sold by the Fund except in another private placement, pursuant to an effective registration statement under the Securities Act of 1933, or an available exemption from such registration requirements, which may include Rule 144A.  Rule 144A securities are securities that are restricted as to resale among eligible institutional investors pursuant to Rule 144A.

A Fund may, subject to the Fund’s investment policies and restrictions, invest in illiquid securities. Under current SEC guidelines, a Fund limits its investments in illiquid securities to 15% of its net assets. For this purpose, the term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If a Fund invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities, such as Rule 144A securities or certain commercial paper, may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in restricted and illiquid securities involve certain risks.  Investments in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if eligible institutional investors are unwilling to purchase these Rule 144A securities and the securities are not deemed liquid.  Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so.  The market prices of illiquid securities are generally more volatile than those for more liquid securities. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Board.

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.

Municipal Obligations. A Fund may invest in tax-free municipal obligations (“Municipal Obligations”), including securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The Tax Exempt Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, “tax-exempt industrial development bonds” (i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities). Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

When-Issued Securities. A Fund may invest in when-issued securities. New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to a Fund prior to payment and delivery. To the extent that a Fund invests in when-issued securities, the Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While a Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although a Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. At the time a Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Tax Exempt Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

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Stand-by Commitments. A Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the option of a Fund, specified securities in the Fund’s portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus a Fund’s ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. A Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates. It is anticipated that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but a  Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Variable and Floating Rate Demand Obligations. A Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. To the extent that the Tax Exempt Fund purchases such securities, each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. A  Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.

Taxable Investments. From time to time, a Fund may invest in securities which pay interest that is subject to federal income tax. To the extent that the Tax Exempt Fund makes such investments, it will do so (a) pending investment of proceeds from sales of shares of the Tax Exempt Fund or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Adviser’s opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, “Taxable Investments”). The Tax Exempt Fund may invest up to 20% of its net assets in Taxable Investments. A Fund may earn taxable income from other sources. Dividends paid by a Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Federal Tax Considerations”).

Cybersecurity Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from intentional attacks, such as through unauthorized access to digital systems (e.g., through hacking or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents can also be caused from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures, or breaches of a Fund, any of a Fund’s service providers or any issuer of securities in which a Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation or compliance costs.  There is no guarantee that any measures designed to reduce the risks associated with cybersecurity will be effective, particularly since the Funds do not control the cybersecurity defenses or plans of their service providers, financial intermediaries or companies in which they invest or with which they do business.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). In the event that a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

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General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Funds’ investments and risks.

INVESTMENT LIMITATIONS OF AMERICAN EQUITY FUND AND GLOBAL EX-U.S. EQUITY FUND

Each of the American Equity Fund and the Global ex-U.S. Equity Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.  As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITS, mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities;

(7)	Invest in unlisted securities;

(8)	Make investments for the purpose of exercising control or management over a portfolio company;

(9)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(10)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(11)	Concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of such Fund’s total assets.

Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Funds will not utilize repurchase agreements or reverse repurchase agreements. Further, the Funds will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, each Fund will not borrow an amount greater than 10% of the Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.

With respect to investment restriction (7) above, “unlisted securities” means securities that are not: (i) NMS securities, as defined in Regulation NMS; (ii) securities traded on a foreign securities exchange; or (iii) warrants or options to purchase an NMS security or a security traded on a foreign securities exchange.

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With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

INVESTMENT LIMITATIONS OF MULTI-ASSET REAL RETURN FUND

The Multi-Asset Real Return Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority of the outstanding voting shares” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)	With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. Government, its agencies, or instrumentalities; or

(8)	Invest 25% or more of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

Notwithstanding these investment restrictions, the Fund’s investments in equity securities include investments in the Underlying Funds, which have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the Underlying Funds may thereby permit the Fund to be indirectly exposed to investment strategies that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the Underlying Funds are set forth below.

With respect to the fundamental investment restrictions above (other than those involving permitted senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

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INVESTMENT LIMITATIONS OF TREASURY FUND

The Treasury Fund has adopted as fundamental the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)	Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. Government, its agencies, or instrumentalities; or

(8)	Invest more than 25% of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows the Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

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INVESTMENT LIMITATIONS OF TAX EXEMPT FUND

The Tax Exempt Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)	Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(8)	Concentrate in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies or municipal bonds issued by a state or other agency that purchases U.S. government securities to pledge as collateral for the bond issue).

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows the Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

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DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of a Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value (“NAV”) of each share (including fractional shares) held by such shareholder. Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two-thirds of the total combined NAV of all shares of the Trust issued and outstanding. In the event of a vacancy on the Board of Trustees, the vacancy may be filled, subject to the requirements of the 1940 Act, by the affirmative vote of a majority of the remaining Trustees. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Trust or a Fund; review performance of the Adviser and the Funds; and oversee activities of the Trust and the Funds. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

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Trustees and Officers. Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
			Independent Trustees[1]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston September 2015 – present; President of JLG Research from 1999 – present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012 – present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005 – 2011; Advisory Analyst at major Wall Street firms from 1999 – present; Ph.D. in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.
				5	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993 – present; Taught at other institutions including Emory University, Columbia University, Tulane University, Aalto University (Finland) Bocconi University (Italy), Yonsei University (Korea), American University of Paris (France), Victoria University of Wellington (New Zealand), UST-Hong Kong (Hong Kong), and Indian Institute of Management (India). Ph.D. in Business and Economics from Tulane University.	5	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder, Managing Member of JMM Capital & Consulting LLC, 2014 to present. Independent Consultant/Advisor to Linium SOS (consulting services), 2014 – present. Executive Vice President, The ALTX Group, Inc. (financial technology) from 2012 – 2014; Managing Director at Surge Trading, Inc. 2009 – 2011.	5	None
			Interested Trustee
James A. Abate 1965	Trustee President and Secretary	Since 6/2011 Since 11/2013	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006-present.	5	None
			Officers
Theodore J. Uhl 1974 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A
Ningxi Xu 1989	Treasurer	Since 9/2015	Ms. Xu joined Centre Asset Management, LLC in August 2015 as an analyst. Prior thereto, Ms. Xu served as an associate at TRACE International, Inc. since 2013.	N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC (“Centre”), which serves as the investment adviser to the Funds.

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Board Structure

The Board of Trustees of the Trust includes one interested Trustee and three Independent Trustees, one of whom, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a “Committee”).  The Board may consider electing additional independent trustees in the future.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust’s administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as a finance professor and now associate dean of a college of management, published works (books and articles) and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, membership on other boards and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology.  Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Managing Director of Centre Asset Management, LLC, the Adviser.

The Board has determined that each Trustee’s career and background, combined with each Trustee’s interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and met three times during the fiscal year ended September 30, 2015.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2015.

Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended September 30, 2015.

Beneficial Share Ownership Information. The table below shows for each Trustee, the value of shares beneficially owned by each Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds, as of December 31, 2015.  These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Name of Trustee	Dollar Range of Value of Shares in the American Equity Fund	Dollar Range of Value of Shares in the Global ex-U.S. Equity Fund	Dollar Range of Value of Shares in the Multi-Asset Real Return Fund	Dollar Range of Value of Shares in the Treasury Fund	Dollar Range of Value of Shares in the Tax Exempt Fund	Aggregate Dollar Range of Value of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James L. Grant – Independent Trustee	A	A	A	A	A	A
Aloke Ghosh – Independent Trustee	A	A	A	A	A	A
Joseph M. Marinaro – Independent Trustee	A	A	A	A	A	A
James A. Abate – Interested Trustee	B	B	E	B	B	E

Ownership of Securities of Adviser, Distributor, or Related Entities. As of January 1, 2016, none of the Independent Trustees and/or their immediate family members owned securities of the Adviser the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. As of July 1, 2015, each Independent Trustee receives from the Trust an annual retainer of $25,000 paid quarterly. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation from Trust (for the Fiscal Year Ended 9/30/2015)	Pension or Retirement Benefits Accrued as Part of Fund Expenses (for the Fiscal Year Ended 9/30/2015)	Estimated Annual Benefits Upon Retirement (for the Fiscal Year Ended 9/30/2015)	Total Compensation from the Funds and Fund Complex Paid to Trustees (for the Fiscal Year Ended 9/30/2015)
James L. Grant	$21,250	None	None	$21,250
Aloke Ghosh	$21,250	None	None	$21,250
Joseph M. Marinaro	$21,250	None	None	$21,250

Codes of Ethics. The Trust, the Adviser, and the Distributor have each adopted a code of ethics, as required under Rule 17j-1 under the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics).  The Code of Ethics of the Trust generally prohibits Fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which a Fund may invest without obtaining prior approval from the Chief Compliance Officer.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds subject to oversight by the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Proxy Voting Policy and Procedures of the Adviser are included as Appendix B to this SAI. No later than August 31st of each year, the Trust will file Form N-PX stating how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-855-298-4236; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of January 2, 2016, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each Fund.   The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of January 2, 2016.

American Equity Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	5,452,493.455	41.44%	Record

NATIONAL FINANCIAL SERVICES, LLC 200 LIBERTY STREET NEW YORK, NY 10281	1,524,046.162	11.58%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	1,021,261.564	7.76%	Record

WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	992,150.667	7.54%	Record

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American Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	1,401,155.598	89.17%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	168,158.822	10.70%	Record

Global ex-U.S. Equity Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
JAMES A. ABATE 48 WALL STREET, SUITE 1100 NEW YORK, NEW YORK 10005	470.565	100.00%	Record

Global ex-U.S. Equity Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 1945	1,969,492.970	99.99%	Record

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Multi-Asset Real Return Fund - Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
JAMES A. ABATE 48 WALL STREET, SUITE 1100 NEW YORK, NEW YORK 10005	549.658	100.00%	Record

Multi-Asset Real Return Fund- Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
BROWN BROTHERS HARRIMAN & CO UNKNOWN	6,085,087.228	99.35%	Record
Treasury Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	1,416,408.633	20.47%	Record

CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	1,047,210.544	15.14%	Record

RBC CAPITAL MARKETS, LLC 60 S 6TH ST MINNEAPOLIS, MN 55402	900,965.535	13.02%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	448,989.963	6.49%	Record

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	435,884.474	6.30%	Record

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	399,320.446	5.77%	Record

MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	380,691.518	5.50%	Record
Treasury Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	1,873,297.800	89.74%	Record
WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	205,866.515	9.86%	Record

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Tax Exempt Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
RBC CAPITAL MARKETS, LLC 60 S 6TH ST MINNEAPOLIS, MN 55402	827,716.883	23.03%	Record

WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	590,051.493	16.42%	Record

CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	484,953.109	13.49%	Record

MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12	391,126.692	10.88%	Record

NATIONAL FINANCIAL SERVICES, LLC 200 LIBERTY STREET NEW YORK, NY 10281	243,295.517	6.77%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	234,207.322	6.52%	Record
Tax Exempt Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	658,027.343	93.94%	Record

Investment Adviser. Information about the Adviser, Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005-2903, and its duties as the Adviser is contained in the Prospectus. As of December 31, 2015, the Adviser had approximately $850.9 million in assets under management.

James A. Abate and Sanlam International Investments USA Holdings, Inc. have a controlling interest in the Adviser, as each owns more than 25% of the voting securities of the Adviser. Sanlam International Investment USA Holdings, Inc. is controlled by Sanlam Investment Holdings UK Limited, which is, in turn, controlled by Sanlam Limited. Sanlam Limited is a leading financial services group listed on the Johannesburg Stock Exchange and the Namibian Stock Exchange.  James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management.

Investment Advisory Agreement

The Adviser has entered into investment advisory agreements with the Trust with respect to each Fund (together, the “Advisory Agreements”). Under the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreements.

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American Equity Fund, Global ex-U.S. Equity Fund, and Multi-Asset Real Return Fund

Pursuant to investment advisory agreements dated September 14, 2013 between the Adviser and the Trust, on behalf of the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund, the Adviser is responsible, subject to the supervision of the Board, for rendering investment advice and related services with respect to the assets of each Fund in accordance with its investment objectives, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and such other limitations as the Fund may impose. Pursuant to its terms, each agreement will continue after its initial term for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. Each agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of a Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the applicable Fund.

As compensation for the investment advisory services provided to the American Equity Fund, the Adviser is entitled to receive an investment advisory fee (accrued daily and paid monthly) at an annual rate of 0.75% of the American Equity Fund’s average daily net assets on the first $1 billion, and 0.70% of the American Equity Fund’s average daily net assets thereafter.

As compensation for the investment advisory services provided to the Global ex-U.S. Equity Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Global ex-U.S. Equity Fund’s average daily net assets.

As compensation for the investment advisory services provided to the Multi-Asset Real Return Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.55% of the Multi-Asset Real Return Fund’s average daily net assets.

For the fiscal year ended September 30, 2013, the Adviser earned $295,261, $6,759, and $163,167 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund, respectively.

For the fiscal year ended September 30, 2014, the Adviser earned $497,283, $45,539, and $324,374 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund, respectively.

For the fiscal year ended September 30, 2015, the Adviser earned $775,913, $83,598, and $321,302 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund, respectively.

Treasury Fund

Pursuant to the investment advisory agreement dated November 4, 2013 between the Adviser and the Trust, on behalf of the Treasury Fund, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objective, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser.  The advisory agreement shall remain in effect for a period of two (2) years from the date that the Fund commences operations, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.  The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.

For the fiscal year ended September 30, 2014, the Adviser earned $0 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the Treasury Fund.

For the fiscal year ended September 30, 2015, the Adviser earned $147,339 in advisory fees net of waivers in place during the period for providing investment advisory services to the Treasury Fund.

Tax Exempt Fund

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Pursuant to the investment advisory agreement dated December 8, 2014 between the Adviser and the Trust, on behalf of the Tax Exempt Fund, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objective, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser.  The advisory agreement shall remain in effect until October 31, 2016, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.  The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the Tax Exempt Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.

For the fiscal year ended September 30, 2015, the Adviser earned $182,791 in advisory fees net of waivers in place during the period for providing investment advisory services to the Tax Exempt Fund.

Expense Limitation Agreements

American Equity Fund.  The Adviser has entered into a written expense limitation agreement  under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to 1.05% for Investor Class shares of the Fund and 0.95% for Institutional Class shares of the Fund.

The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Global ex-U.S. Equity Fund.  The Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to 1.45% of the average daily net assets of the Investor Class shares, and 1.25% of the average daily net assets of the Institutional Class shares.  The expense limitation agreement may be terminated after January 31, 2017 by the Adviser or the Trust, with respect to the Fund, without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Multi-Asset Real Return Fund.  The Adviser has contractually agreed, pursuant to a written expense limitation agreement to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2017 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund’s fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund. The expense limitation agreement may be terminated after January 31, 2017, without payment of any penalty, by the Board, on behalf of the Fund, upon 90 days’ written notice to the Adviser. The Adviser may request reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver was made.

Treasury Fund.  The Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and acquired fund fees and expenses to 0.85% for Investor Class shares of the Fund and 0.60% for Institutional Class shares of the Fund.

The agreement may be terminated after January 31, 2017, without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The agreement may not be terminated by the Adviser without the consent of the Board. The Adviser may request reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver was made.
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Tax Exempt Fund.  The Adviser has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. into the Fund and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the "Initial Term"), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares.   The agreement may be terminated after the Initial Term without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The agreement may not be terminated by the Adviser without the consent of the Board. The Adviser may receive reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver was made.

Portfolio Managers

American Equity Fund and Multi-Asset Real Return Fund
The investment portfolios of the American Equity Fund and the Multi-Asset Real Return Fund are managed on a day-to-day basis by James A. Abate.  As of September 30, 2015, Mr. Abate was responsible for the management of the following types of accounts in addition to the American Equity Fund and the Multi-Asset Real Return Fund:

JAMES A. ABATE

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	$385,800,000	0	0
Other Accounts	0	0	0	0

Global ex-U.S. Equity Fund

The Global ex-U.S. Equity Fund’s portfolio is managed on a day-to-day basis by Xavier Smith.  As of September 30, 2015, Mr. Smith was responsible for the management of the following types of accounts in addition to the Global ex-U.S. Equity Fund:

XAVIER SMITH

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	$81,100,000	1	$13,800,000
Other Accounts	0	0	0	0

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Treasury Fund and Tax Exempt Fund

The investment portfolios of the Treasury Fund and the Tax Exempt Fund are managed on a day-to-day basis by T. Kirkham Barneby.  As of September 30, 2015, Mr. Barneby was responsible for the management of the following types of accounts in addition to the Treasury Fund and the Tax Exempt Fund:

T. KIRKHAM BARNEBY

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	1	$1,400,000	0	0

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.

To the extent that the portfolio manager manages "other accounts," this may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser  has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation.

The Adviser seeks to maintain a competitive compensation program. Each portfolio manager’s compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser’s profitability (as applicable), among other factors.  The portfolio managers’ compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management. There is no financial incentive to favor one Fund or account over another.

Administrator, Transfer Agent, and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as each Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as each Fund’s administrator and accounting agent and performs the following services: assists the Funds in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Funds in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes the NAV of the Funds; transmits to NASDAQ, the New York Stock Exchange (“NYSE”), or other exchanges and service providers as needed, the Funds’ daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS’ duties; reconciles cash and investment balances; provides the Funds with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for each Fund; reviews and updates the Registration Statement of the Trust with respect to the Funds; provides legal review of the shareholder reports relating to the Funds and Forms N-SAR; coordinates regulatory filings for the Funds; reviews the Funds’ legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

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During the fiscal year ended September 30, 2015, the Trust paid administration fees of $434,661 to ALPS as the Trust’s administrator.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS provides the Fund with the use of ALPS’ interactive client services to provide the Funds’ shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services, including the Fund, and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. MFUG, Union Bank National Association, 350 California Street, 6th Floor, San Francisco, California, 94104, acts as the Funds’ custodian. As custodian, MFUG Union Bank National Association is responsible for keeping the Fund’s assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. Cohen Fund Audit Services Ltd. serves as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending September 30, 2016. The independent registered public accounting firm will perform an annual audit of each Fund’s financial statements and provide tax services.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Funds.

Distributor. ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and Service (12b-1) Fees. The Board has adopted a plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares of each Fund.  The Plan provides that the Funds may pay up to 0.25% of the average daily net assets of the Investor Class of shares to one or more persons (“Dealers”) for the expenses of activities that are primarily intended to result in the sale of the Investor Class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Funds, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The Plan is a compensation plan, meaning it permits the Funds to pay a fee to a Dealer that may be more than the eligible expenses the Dealer has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to the Plan had been spent or will be spent pursuant to a near-term plan. A Fund will not pay more than the maximum amount allowed under the Plan. The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under the Plan and any related agreements, and Dealers must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Plan should be continued. The Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the Plan also are consistent with Rule 12b-1.

During the fiscal year ended September 30, 2015, the American Equity Fund, with respect to its Investor Class, made payments under the Plan in the amount of $359,080 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2015, the Global ex-U.S. Equity Fund, with respect to its Investor Class, made payments under the Plan in the amount of $11 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2015, the Multi-Asset Real Return Fund, with respect to its Investor Class, made payments under the Plan in the amount of $13 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2015, the Treasury Fund, with respect to its Investor Class, made payments under the Plan in the amount of $120,196 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2015, the Tax Exempt Fund, with respect to its Investor Class, made payments under the Plan in the amount of $116,785 for advertising, intermediaries, and reimbursements.

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PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the respective Funds with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Funds. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. Investment decisions for a Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser.

Brokerage Selection. The Adviser may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the general principle guiding the Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer’s financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for a Fund’s transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Advisory Agreements, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e).  These services would reduce the Adviser’s cost of providing advisory services to the Funds. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds, and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Adviser by the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund may engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal year noted:

Fund Name	For the Fiscal Year Ended September 30, 2015	For the Fiscal Year Ended September 30, 2014	For the Fiscal Year Ended September 30, 2013
American Equity Fund	$156,484	$104,542	$190,440
Global ex-U.S. Equity Fund	$24,663	$ 28,898	$ 19,310
Multi-Asset Real Return Fund	$14,431	$ 42,264	$ 11,188
Treasury Fund(1)	$1,755	-	-
Tax Exempt Fund(2)	$952	-	-

(1)	The Treasury Fund commenced operations on January 21, 2014.
(2)	The Tax Exempt Fund commenced operations on March 18, 2015.

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Aggregated Trades. While investment decisions for each Fund are made independently of the other Funds, and also independently of the Adviser’s other client accounts, other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction may be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund or Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege. Generally, subject to meeting the applicable minimum investment requirements, shares of one Fund held for at least 7 days may be exchanged for shares of another Fund. Before making any exchange, be sure to review the applicable Fund prospectus closely and consider the differences between the Fund in which you currently hold shares and the Fund in which you wish you invest. Please note that since an exchange is the redemption of shares from a Fund followed by the purchase of shares in another Fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred) and with respect to the American Equity Fund and the Global ex-U.S. Equity Fund, a Redemption Fee may apply on shares held for less than 90 days; see “Shareholder Fees” in the applicable Fund’s Prospectus.

Any exchange will be affected at the NAV per share of the Funds next determined after receipt of an exchange request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on the next business day.

The Funds reserve the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust's policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust's policy on excessive trading, see “Frequent Purchases and Redemptions” in the applicable Fund’s Prospectus.

Redemptions in Kind.  Each Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by a Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements with Financial Intermediaries. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

Market Timing Arrangements. The Funds have not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under this policy, the Funds and Adviser generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

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The Trust will make available to the public a complete schedule of each Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-855-298-4236 or on the Funds’ website at www.centrefunds.com. The Trust, on behalf of the Funds, will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Form N-CSR and Form N-Q of the Trust with respect to the Funds will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than Fund’s Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Funds with the Funds’ service providers that require such information for legitimate business and Funds oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., FactSet Research Systems Inc., FilePoint Edgar Services, LLC, and the Investment Company Institute.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Funds’ ratings and rankings.

NET ASSET VALUE

The NAV per share of each Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

In computing a Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of that Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Funds are valued as follows:

•	Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.

•	Securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price.

•	Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.

•	Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the Trustees, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.

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•	Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarized certain additional tax considerations generally affecting the Funds and their shareholders that may not be described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Funds have each qualified and elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships”; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business, or the securities of one or more “qualified publicly traded partnerships.”

In addition to the requirements described above, in order to qualify for favorable tax treatment as a RIC, a Fund must distribute on a timely basis at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year to its shareholders (the “Distribution Requirement”).

A fund that is qualified as a RIC under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. The Trust anticipates that each Fund will not be subject to federal income or excise taxes because the Funds intend to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

Although the Funds intend to distribute substantially all of their investment company taxable income and capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional shares of a Fund or shares of another series of the Trust, to the extent of a Fund’s earnings and profits. The Funds anticipate that they will distribute substantially all of their investment company taxable income for each taxable year.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely, subject to the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

If a Fund fails to qualify as a RIC or to meet the Distribution Requirement for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and may be treated as qualified dividends for non-corporate shareholders. A Fund may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice to the Internal Revenue Service (the “IRS”) of its failure, curing such failure and possibly paying an additional tax or penalty.

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If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the excess of the required distribution over the amount distributed. For this purpose, the Fund will be deemed to have distributed any income or gain on which it paid federal income tax. The Funds intend to make sufficient distributions to avoid imposition of this tax or to retain, at most, their net capital gains and pay tax thereon.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, a Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the fund.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, “income dividends”), will be taxable (provided that certain holding period and other requirements are satisfied) to shareholders as either ordinary income or “qualified dividend income” as discussed below. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss (“capital gains distributions”) are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain distributions will be treated as return of capital to the extent of the tax basis in your shares. Any excess will be treated as a gain from the sale of those shares. You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by a Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

A fund of funds is eligible to pass-through (a) to individual shareholders qualified dividend income earned by an underlying fund which is subject to federal income tax at reduced long-term capital gain rates and (b) to corporate shareholders income that is eligible for the corporate dividends received deduction. Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year’s distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of a Fund’s shares for shares of another Fund will generally be treated as a taxable sale or exchange for federal income tax purposes and any gain thereon may be subject to federal income tax.

When an income dividend or capital gains distribution is paid by a Fund, net asset value per share of the Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder’s cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The American Equity Fund, the Global ex-U.S. Equity Fund, and the Multi-Asset Real Return Fund may invest in foreign issuers which meet the definition in the Code of passive foreign investment companies (“PFICs”).  A  Fund’s income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.  A Fund may be able to eliminate this tax by making certain elections with respect to any of its investments which are treated as PFICs.

The Tax Exempt Fund may invest in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of net investment income the Tax Exempt Fund must distribute to satisfy the Distribution Requirement. In some cases, the Tax Exempt Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

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The Tax Exempt Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Tax Exempt Fund's net tax-exempt interest income will be “exempt-interest dividends” that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, be subject to alternative minimum tax, as discussed below.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Tax Exempt Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of distributions that constitutes “exempt-interest dividends” will be determined each year and will be applied uniformly to all dividends declared by the Tax Exempt Fund during that year. This percentage may differ from the actual percentage for any particular day.

The sale, exchange or redemption of shares is generally a taxable event, as noted above, except for the exchange of shares of one class of a Fund for shares of another class of the same Fund. Generally, any gain or loss on the sale, exchange or redemption of shares will be a capital gain or loss that will be long-term if you have held the shares for more than one year and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distributions you received with respect to such shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). Any loss on the sale, exchange or redemption of such shares may be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring shares, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire, on or before January 31 of the calendar year following the calendar year in which the shares were disposed of, other shares of a Fund or shares of another series of the Trust at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Information returns will be filed with the IRS in connection with payments on shares and the proceeds from a sale or other disposition of shares.

In certain cases, a Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on such payments if a shareholder in the Fund (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to certify to the Fund that the shareholder is not subject to backup withholding. Any amounts so withheld may be credited against a shareholder’s federal income tax liability if the shareholder timely furnishes the required information to the IRS.

An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Exempt Fund and net gains from the sale, exchange, redemption or other taxable disposition of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

29

Special Considerations

Interest on indebtedness you incur or continue to purchase or carry shares will not be deductible for federal income tax purposes, to the extent it relates to exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

If you are, or are related to, a “substantial user” of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Tax Exempt Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses a part of such a facility in its trade or business.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax Exempt Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

Issuers of bonds purchased by the Tax Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Tax Exempt Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

Other Taxes

Depending upon foreign, state and local law, distributions by a Fund and the ownership of shares may be subject to foreign, state and local taxes. Rules of foreign, state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. In particular, dividends from the Tax Exempt Fund may not be exempt from state or local income taxes. You are urged to consult your tax advisor as to the consequences of these and other tax rules affecting an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of the American Equity Fund, the Global ex-U.S. Equity Fund, the Multi-Asset Real Return Fund, the Treasury Fund, and the Tax Exempt Fund for the fiscal year ended September 30, 2015, and the report of the Funds’ prior independent registered public accounting firm, are incorporated herein by reference to the annual report to shareholders of those Funds (the “Annual Report”). The Annual Report was filed on Form N-CSR with the SEC on December 9, 2015.  The Annual Report is available without charge upon request by calling 1-855-298-4236, or by visiting the Trust’s website at www.centrefunds.com.

30

APPENDIX A –DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

Trust’s Proxy Voting and Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of a Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the Funds.

I.	Specific Proxy Voting Policies and Procedures

A. General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B. Delegation to the Adviser

The Trust’s believes that each Fund’s Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and
2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C. Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A. Disclosure of Funds’ Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Funds’ shall disclose this Policy to their respective shareholders. The Funds’ will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Funds’ will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B. Disclosure of the Funds’ Complete Proxy Voting Record

Each Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i) The name of the issuer of the portfolio security;
(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv) The shareholder meeting date;
(v) A brief identification of the matter voted on;
(vi) Whether the matter was proposed by the issuer or by a security holder;
(vii) Whether the fund cast is vote on the matter;
(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix) Whether the fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds’ website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i) A copy of this Policy;
(ii) Proxy Statements received regarding each Fund’s securities;
(iii) Records of votes cast on behalf of each Fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.	Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Centre Asset Management, LLC

General Policy
Centre believes that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre is committed to voting corporate proxies solely in a manner that serves the economic best interests of its clients.

Centre evaluates the competence, experience, reputation, and capital allocation skills of a company’s management as part of its qualitative assessment within the investment decision making process. Therefore, Centre generally follows the so-called “Wall Street Rule”; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the Funds’ shareholders. This does not mean that we take corporate governance lightly, but rather, it is confirmation that our process of investing with shareholder aligned management is working. However, if we determine that managements’ position on a particular issue deemed not material enough to trigger a sale of the stocks is not in the best interest of our clients, we will vote contrary to management’s recommendation, or abstain from voting. Also, there may be instances where we determine that not voting is in the best economic interests of our clients. The practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Conflicts of Interest
Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Centre and its clients will be handled in one of the following ways:

•	Engage an independent party to determine how to vote the proxy;
•
Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

•	Refer the proxy to the client or to a representative of the client for voting purposes;
•	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;

•	Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or
•	Seek guidance from the Board of Trustees.

Record Keeping
Centre t will maintain the following records with respect to proxy voting:

•	A copy of this proxy voting policy;
•	A copy of all proxy statements received (Centre may rely on a third party for this service such as ProxyEdge);
•	A record of each vote cast on behalf of a Fund (Centre may rely on a third party for this service such as ProxyEdge);
•	A copy of any report or document prepared by Centre that was material to making a voting decision or that memorializes the basis for that decision; and
•
A copy of each written client request for information on how Centre voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Centre voted proxies on behalf of the requesting client.

PART C
FORM N-1A
OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)              Amended and Restated Declaration of Trust, dated June 22, 2012 (“Trust Instrument”).6

(a)(2)              Certificate of Amendment to Certificate of Trust, effective January 17, 2014.10

(b)(1)              By-Laws, dated March 17, 2011.2

(c)(1)              Articles III, V, and VI of the Trust Instrument, Exhibit 28(a) hereto, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)              Investment Advisory Agreement, dated November 4, 2013, between Centre Asset Management, LLC and Drexel Hamilton Mutual Funds on behalf of the Centre Active U.S. Treasury Fund.8

(d)(2)              Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Centre Funds (f/k/a Drexel Hamilton Mutual Funds) on behalf of the Drexel Hamilton Centre American Equity Fund.9

(d)(3)              Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Centre Funds (f/k/a Drexel Hamilton Mutual Funds) on behalf of the Drexel Hamilton Centre Global Equity Fund.9

(d)(4)              Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Centre Funds (f/k/a Drexel Hamilton Mutual Funds) on behalf of the Drexel Hamilton Multi-Asset Real Return Fund.9

(d)(5)              Investment Advisory Agreement, dated December 8, 2014, between Centre Asset Management, LLC and Centre Funds, on behalf of Centre Active U.S. Tax Exempt Fund. 12

(e)(1)              Distribution Agreement, dated November 1, 2011, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Distributors, Inc., as distributor for each series of the Trust (the “Distribution Agreement”).4

(e)(2)              Amendment No. 1 to the Distribution Agreement.6

(e)(3)              Amendment No. 2 to the Distribution Agreement.8

(e)(4)              Amendment No. 3 to the Distribution Agreement.10

(e)(5)              Amendment No.4 to the Distribution Agreement.12

(e)(6)              Amendment No. 5 to the Distribution Agreement.12

(f)                       Not Applicable.

(g)(1)              Form of Amended and Restated Custodian Agreement between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and Union Bank, N.A.6

(h)(1)              Administration, Bookkeeping and Pricing Services Agreement, dated June 28, 2011, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Fund Services, Inc., as administrator for each series of the Trust (the “Administration Agreement”).3

(h)(1)(A)    Amendment No. 1 to the Administration Agreement.4

(h)(1)(B)     Amendment No. 2 to the Administration Agreement.6

(h)(1)(C)     Amendment No. 3 to the Administration Agreement.8

(h)(1)(D)     Amendment No. 4 to the Administration Agreement.10

(h)(1)(E)      Amendment No. 5 to the Administration Agreement.12

(h)(1)(F)       Amendment No. 6 to the Administration Agreement.12

(h)(2)                Amended and Restated Transfer Agency and Services Agreement, dated January 20, 2014, between Registrant and ALPS Fund Services, Inc., as transfer agent for each series of the Trust (the “Transfer Agency Agreement”).10

(h)(2)(A)      Amendment No. 1 to Transfer Agency Agreement.12

(h)(2)(B)       Amendment No. 2 to Transfer Agency Agreement.12

(h)(3)(A)       Amended and Restated Expense Limitation Agreement, dated September 17, 2012, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and Drexel Hamilton Investment Partners, LLC with respect to the Drexel Hamilton Centre American Equity Fund.7

(h)(3)(B)        Amendment No. 1 to the Amended and Restated Expense Limitation Agreement dated September 17, 2012.9

(h)(3)(C)        Operating Expense Limitation Agreement, dated November 4, 2013, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and Centre Asset Management, LLC with respect to the Centre Active U.S. Treasury Fund.8

(h)(3)(D)        Expense Limitation Agreement, dated September 14, 2013, as amended November 4, 2013, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and Centre Asset Management, LLC with respect to the Drexel Hamilton Centre Global Equity Fund.9

(h)(3)(E)         Expense Limitation Agreement, dated September 14, 2013, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and Centre Asset Management, LLC with respect to the Drexel Hamilton Multi-Asset Real Return Fund.9

(h)(3)(F)          Expense Limitation Agreement, dated December 8, 2014, between Centre Funds and Centre Asset Management, LLC with respect to Centre Active U.S. Tax Exempt Fund.12

(i)                             Opinion and Consent of Counsel.12

(j)(1)                    Consent of Cohen Fund Audit Services.12

(j)(2)                    Consent of KPMG LLP.12

(k)                           Not applicable.

(l)                             Initial Subscription Agreement.4

(m)                         Amended and Restated Rule 12b-1 Plan.11

(n)                           Amended and Restated Rule 18f-3 Plan.11

(o)                           Reserved.

(p)(1)                  Amended and Restated Code of Ethics.6

(p)(3)                  Code of Ethics for Centre Asset Management, LLC.8

(q)(1)                  Powers of Attorney, dated January 3, 2014.10

1.	[reserved]
2.	Filed with the Securities and Exchange Commission on April 5, 2011 as an exhibit to the initial Registration Statement and incorporated herein by reference.
3.	Filed with the Securities and Exchange Commission on September 15, 2011 as an exhibit to Pre-Effective Amendment No. 1 and incorporated herein by reference.
4.	Filed with the Securities and Exchange Commission on Pre-Effective Amendment No. 2 dated October 21, 2011 as an exhibit, and is incorporated herein by reference.
5.	[reserved]
6.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 1 to Registration Statement filed with the SEC on August 31, 2012 as an exhibit, and is incorporated herein by reference.

7.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 3 to Registration Statement filed with the SEC on December 31, 2012 as an exhibit, and is incorporated herein by reference.

8.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 4 to Registration Statement filed with the SEC on November 5, 2013 as an exhibit, and is incorporated herein by reference.

9.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 5 to Registration Statement filed with the SEC on November 5, 2013 as an exhibit, and is incorporated herein by reference.

10.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014 as an exhibit, and is incorporated herein by reference.
11.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 11 to Registration Statement filed with the SEC on December 17, 2014 as an exhibit, and is incorporated herein by reference.
12.	Filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3. Indemnification.

(a)              Subject to the exceptions and limitations contained in Subsection (b) below:

(i)                every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)                as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)              No indemnification shall be provided hereunder to a Covered Person:

(i)                who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)                in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)              The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)              To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)              Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with the investment adviser and a Distribution Agreement with the distributor. These agreements provide indemnification for those entities and their respective affiliates. The investment adviser’s and distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.	Business and Other Connections of the Investment Adviser

The description of the investment adviser to each series of the Registrant (each, a “Fund” and together, the “Funds”) is found under the captions “Management of the Fund’s Portfolio” and “Management of the Funds – The Investment Adviser” in the Funds’ Prospectus and under the caption “Management and Other Service Providers – Investment Adviser” in the Funds’ Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Funds’ investment adviser provides investment advisory services to other clients in addition to the Registrant.

ITEM 32.	Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Brandes Investment Trust Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, Centre Funds, ETFS Trust, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus ETF Trust Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, Pointbreak ETF Trust, PowerShares QQQ 100 Trust Series 1, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, and Wilmington Funds.

(b) To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President, PowerShares	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

 (c)              Not applicable.

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by MFUG Union Bank National Association (formerly, Union Bank, N.A.), the custodian to the Registrant, are held by the Registrant’s Transfer Agent, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Certain accounting records of the Registrant are maintained by ALPS in its capacity as Accounting Services Agent. Blue Sky records are maintained by ALPS in its capacity as Administrator. Certain other records are maintained by each of the investment advisers to the Registrant. The address of MFUG Union Bank National Association is 350 California Street, 6th Floor, San Francisco, California 94104. The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The address of Centre Asset Management, LLC is 48 Wall Street, Suite 1100, New York, New York 10005. The address of Hudson Canyon Investment Counselors, LLC is 151 Bodman Place, Suite 101, Red Bank, New Jersey 07701.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of New York, State of New York on this 28th day of January, 2016.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James A. Abate	President, Secretary and Trustee	January 28, 2016
James A. Abate

/s/ Ningxi Xu	Treasurer	January 28, 2016
Ningxi Xu

/s/ Dr. James L. Grant*	Trustee	January 28, 2016
Dr. James L. Grant

/s/ Dr. Aloke Ghosh*	Trustee	January 28, 2016
Dr. Aloke Ghosh

/s/ Joseph Marinaro*	Trustee	January 28, 2016
Joseph Marinaro

*By: /s/ James A. Abate
James A. Abate

*By:	/s/ James A. Abate
James A. Abate
Attorney-in-Fact pursuant to the Powers of Attorney previously filed.

Exhibit List

Exhibit (d)(5) – Investment Advisory Agreement, dated December 8, 2014, between Centre Asset Management, LLC and Centre Funds, on behalf of Centre Active U.S. Tax Exempt Fund.

Exhibit (e)(5) – Amendment No. 4 to the Distribution Agreement.

Exhibit (e)(6) – Amendment No. 5 to the Distribution Agreement.

Exhibit (h)(1)(E) – Amendment No. 5 to the Administration Agreement.

Exhibit (h)(1)(F) – Amendment No. 6 to the Administration Agreement.

Exhibit (h)(2)(A) – Amendment No. 1 to the Transfer Agency Agreement.

Exhibit (h)(2)(B) – Amendment No. 2 to the Transfer Agency Agreement.

Exhibit (h)(3)(F) – Expense Limitation Agreement, dated December 8, 2014, between Centre Funds and Centre Asset Management, LLC with respect to Centre Active U.S. Tax Exempt Fund.

Exhibit (i) – Opinion and Consent of Counsel.

Exhibit (j)(1) – Consent of Cohen Fund Audit Services.

Exhibit (j)(2) – Consent of KPMG LLP.